Registration No. 333-76154

& 811-7934

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 7	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 24	☒

THRIVENT VARIABLE ANNUITY ACCOUNT B

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (612) 844-7215

NAME AND ADDRESS OF AGENT FOR SERVICE

James M. Odland

625 Fourth Avenue South

Minneapolis, Minnesota 55415

APPROXIMATE DATE OF THE PROPOSED PUBLIC OFFERING

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2008 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

TITLE OF SECURITIES BEING REGISTERED

Interest in a separate account under flexible premium deferred variable annuity contracts.

Thrivent Financial for Lutherans
Let's thrive.

Flexible Premium Deferred Variable Annuity

(issued by Lutheran Brotherhood between 2/03/1994 and 4/30/2003)

Prospectuses
April 30, 2008
Thrivent Variable Annuity Account B
Thrivent Series Fund, Inc.

Thrivent.com

THRIVENT VARIABLE ANNUITY ACCOUNT B

PROSPECTUS

FOR

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com
Facsimile: 800-225-2264

This Prospectus describes the individual flexible premium deferred variable annuity Contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). We are a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account B (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management, Inc.)

Thrivent Partner Natural Resources Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, L.L.C.)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Asset Management Company, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 30, 2008. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4386), going online at thrivent.com, or by writing to us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 36 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or proceeded by the current prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is April 30, 2008.

DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account on or before the Annuity Commencement Date.

Annuitant. The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Commencement Date. The date when Annuity Income payments will begin if an Annuitant is living on that date.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The individual flexible premium variable annuity Contract offered by Thrivent Financial and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue of the Contract.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue of the Contract and ending on the first Contract Anniversary.

Fixed Account. The Fixed Account is the general account of Thrivent Financial, which consists of all assets of Thrivent Financial other than those allocated to a separate account of Thrivent Financial. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 3.0%) declared by Thrivent Financial at least annually. Amounts accumulated in the Fixed Account are guaranteed by Thrivent Financial.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.

Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Valuation Day. Each day the New York Stock Exchange is open for trading.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account B, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice signed by the Contract Owner and received in good order at our Service Center.

FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Maximum Deferred Sales Load (as a percentage of excess amount surrendered)	6.00%[1]

Transfer Charge (after 12 free transfers per Contract Year)	0%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee		$30.00[2]
Annual Subaccount Expenses (as a percentage of average daily Accumulated Value or Annuity Unit Value)
	Current[3]	Maximum

Mortality & Expense Risk Charge	1.10%	1.25%

Total Subaccount Annual Expenses	1.10%	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2007, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Portfolio Operating Expenses[4]
	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.36%	1.80%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

See Annuity Provisions in this prospectus for a discussion of these other charges.

Example

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$708	$863	$1,015	$1,753
Maximum Portfolio Expenses:	$859	$1,325	$1,802	$3,370
If you annuitize your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$708	$863	$801	$1,753
Maximum Portfolio Expenses:	$859	$1,325	$1,604	$3,370
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$149	$464	$801	$1,753
Maximum Portfolio Expenses:	$309	$944	$1,604	$3,370

For more information, see Charges and Deductions in this prospectus and the prospectus for the Fund.

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first six Contract Years. The surrender charge is 6% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years seven and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in Surrender Charge (Contingent Deferred Sales Charge).

2 A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract’s Accumulated Value.

3 The current charge for mortality and expense risk fees is equal to an annual rate of 1.10%, and we guarantee that this charge will never exceed an annual rate of 1.25%. See Charges and Deductions—Mortality and Expense Risk Charge. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.

4 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.35% to 1.50%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definitions of several technical terms, which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums. You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and to the Fixed Account. Some of the Subaccounts may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us, and will never be less than an effective rate of 3% per year.

Premiums will be allocated among the Subaccounts and the Fixed Account according to your allocation instructions, at the end of the Valuation Period in which we receive the premium.

Surrenders. If a Written Notice from you requesting a surrender is received on or before the Annuity Commencement Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge. Partial surrenders must be for at least $200, and may be requested only if the remaining Accumulated Value is not less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Commencement Date.

Transfers. On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value to other Subaccounts or to the Fixed Account. The total amount transferred each time must be at least $200 (unless the total value in the Subaccount or the Fixed Account is less than $200, in which case the entire amount may be transferred). We reserve the right to limit the number of transfers in any Contract Year, although we will always allow at least 12 transfers a year. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each Contract Year and must be made on or within 45 days after a Contract Anniversary.

Annuity Provisions

You may select an annuity settlement option or options, and you may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. See Annuity Provisions for more detail.

Exchange Program

From time to time, we may offer to exchange this variable annuity contract for the Flexible Premium Deferred Variable Annuity Contract (of the Thrivent Variable Account I). Such exchange offers will be made available only for contracts that have not yet started making annuity payments. Any new contract resulting from such exchange will have the same Issue Date as the Contract being exchanged for purposes of calculating surrender charges, if applicable.

Federal Tax Status

For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information

Condensed financial information derived from the financial statements of the Variable Account is contained in Appendix A.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1993. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to up to 40 of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Funds. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Subaccount	Thrivent Technology Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Subaccount	Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Subaccount	Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Subaccount	Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Subaccount	Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Subaccount	Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Subaccount	Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Subaccount	Thrivent Equity Income Plus Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Subaccount	Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio. To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Partner Utilities Portfolio. To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio. To seek long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stock.

Thrivent Small Cap Index Portfolio. To strive for capital growth that tracks the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the Index.

Thrivent Mid Cap Growth Portfolio II. To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

INVESTMENT OPTIONS

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner International Stock Portfolio. To strive for long-term capital growth by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

Thrivent Partner Socially Responsible Stock Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio II. To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well established growth companies.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index by investing primarily in common stocks of the Index.

Thrivent Equity Income Plus Portfolio. To seek income plus long-term capital growth.

Thrivent Balanced Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Thrivent High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

Thrivent Partner Socially Responsible Bond Portfolio. To seek to maximize income.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

INVESTMENT OPTIONS

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in Federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

INVESTMENT OPTIONS

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Sectoral Asset Management, Inc.	Thrivent Partner Healthcare Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Natural Resources Portfolio
Aberdeen Asset Management Investment Services Limited	Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Utilities Portfolio
Turner Investment Partners, Inc.	Thrivent Partner Small Cap Growth Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio
Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.	Thrivent Partner Worldwide Allocation Portfolio
Mercator Asset Management, LP and Principal Global Investors, LLC	Thrivent Partner International Stock Portfolio
Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, L.L.C.	Thrivent Partner Socially Responsible Stock Portfolio
Calamos Advisors LLC	Thrivent Partner All Cap Growth Portfolio
OppenheimerFunds, Inc.	Thrivent Partner All Cap Value Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio
Calvert Asset Management Company, Inc.	Thrivent Partner Socially Responsible Bond Portfolio

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs,

INVESTMENT OPTIONS

tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

THE CONTRACT

Allocation of Premium

We will allocate the premiums among the Subaccount(s) and/or the Fixed Account according to the instructions you provided in your application for the Contract or subsequently. We reserve the right to limit the number of allocations to subaccounts to no more than 40. The allocation percentages which you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay are allocated at the end of the Valuation Period in which we receive them using the allocation percentages you have specified. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or, if you have completed the telephone transaction authorization form, by telephone. Any change will apply to all future premiums unless you request another change.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

THE CONTRACT

Accumulated Value of Your Contract

On or before the Annuity Commencement Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.

Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Subaccount Valuation

On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the accumulated unit value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.

Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount.

We credit your Contract with Accumulation Units in a Subaccount when:

♦	You allocate premiums to that Subaccount;

♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account.

We reduce the Accumulation Units in a Subaccount when:

♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;

♦	You make a surrender from that Subaccount; or

♦	We deduct all or part of the administrative charge from that Subaccount.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period

THE CONTRACT

and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is currently 1.10% and guaranteed never to exceed 1.25%.

Minimum Accumulated Value

We require your Contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:

(1)	At the end of any 24-month period in which you pay no premiums, your Accumulated Value must be at least $1,000 after all Contract charges have been applied.

(2)	If you pay at least one premium every 24-months, we require only that the Accumulated Value always be sufficient to cover the Contract’s administrative charge.

If we know that your Contract will not meet these requirements on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary. If we do so because your Contract failed to meet Requirement (1) above, we will pay you the remaining Accumulated Value. If your Contract fails to meet Requirement (2) above, your Contract terminates without value.

Death Benefit Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit.

The amount of the death benefit will be the greatest of:

♦	The Accumulated Value on the date we calculate the death benefit

♦	The sum of all premiums we received for the Contract, less the amount of all partial surrenders (including any applicable charges) which you made; and

♦

The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the Contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date. The Minimum Death Benefit Dates occur every six years on the Contract Anniversary.

We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount.

If the beneficiary requests a single sum payment, we will pay the death proceeds within seven days after the date we calculate them. If the beneficiary requests a settlement option, it must be an option that you could have selected before the Annuity Commencement Date, and the option must provide that either:

(1)	The principal and interest are completely distributed within five years after the date of death; or

(2)	If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.

Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.

If an Annuitant dies before annuity payments begin and that Annuitant’s spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the

THE CONTRACT

Contract, elect to continue the Contract in force, in which case the surviving spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

Death Benefit After the Annuity Commencement Date

If the Annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. If a death benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply.

Surrender

On or before the Annuity Commencement Date, you may surrender all or part of your Contract’s Accumulated Value by completing an approved surrender form and sending it to our Service Center. The surrender or partial surrender will not be processed until we receive your surrender request at our Service Center, in good order. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

The proceeds will be the amount surrendered less any surrender charge. See Charges and Deductions—Surrender Charge (Contingent Deferred Sales Charge).

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage.

A partial surrender must be at least $200 (except where partial surrender proceeds will be used to make payments on another Thrivent product) and must not reduce the remaining Accumulated Value to less than $1,000. (If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact

THE CONTRACT

you within seven days, we reserve the right to treat your request as a request for a full surrender.) When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender. If there are no surrender charges or withholding taxes associated with the surrender, the amount surrendered will be the amount which you request. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge and any withholding taxes. If you have completed an approved telephone transaction authorization form, you may make partial surrenders by telephone. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders. See Federal Tax Status—Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

After the Annuity Commencement Date, your Contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain settlement options, surrender may be allowed. Surrender is not allowed if your settlement option involves a life income or if you agreed not to revoke or change the option once annuity payments begin. For other settlement options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on the basis of the assumed interest rate incorporated in the annuity payments.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Surrender a value of more than $100,000;

♦	Send proceeds to an address other than the one listed on your account; or

♦	Make the check payable to someone other than the current owner(s).

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial Surrender Form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program.

For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

Transfers

On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account.

You can request a transfer in two ways:

(1)	By giving us Written Notice; or

(2)	By telephone after completing an approved telephone transaction authorization form.

We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed Account to a Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed Account or used to buy Accumulation Units of another Subaccount.

Transfers are subject to the following conditions:

♦	The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.

♦	We reserve the right to limit the number of transfers in each Contract Year. However, we will always

THE CONTRACT

allow at least 12 transfers per Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.

♦	In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary.

Transfers will also be subject to any conditions that may be imposed by the Portfolio whose shares are involved.

After the Annuity Commencement Date, you may change the percentage allocation of variable annuity payments among the available Subaccounts

(1)	By giving us Written Notice; or

(2)	By telephone after completing a telephone transaction authorization form.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by Contract Owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding Subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the Subaccounts. We may use a combination of monitoring Contract Owner activity and restricting contract owner transfers. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple Contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a Contract Owner’s Subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that Subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading. Contract Owners still may be subject to the harmful effects of abusive trading practices if we are unable to detect and deter such practices.

Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to up to 40 Subaccounts except the Fixed Account. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date. If you subsequently allocate additional amounts to the Thrivent Money Market Subaccount, the transfers will begin again on the schedule you set unless you terminate the Money Market Dollar Cost Averaging program. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount

THE CONTRACT

in the Thrivent Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to terminate the program, we must receive Written Notice or notice by telephone (if you have such authorization).

Asset Rebalancing

On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. You may select any date (except the 29th, 30th, or 31st of a month) to begin the asset rebalancing program and whether to have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The asset rebalancing program does not allow you to include the Fixed Account in the rebalancing program. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-THRIVENT (1-800-847-4836) to request an Asset Rebalancing Form.

Telephone Transactions

You may conduct certain transactions via telephone if you complete the approved telephone transaction authorization form on file with us. You can establish this authorization at the time of application or any time after issue of your contract. Telephone transaction authorization will allow you to make bank changes, withholding changes, withdrawals and transfers pursuant to your telephone instructions. We employ reasonable security procedures to ensure the authenticity of telephone instructions, including, among other things, requiring identifying information, recording conversations, and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from anyone who provides the correct identifying information. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures. The phone number for telephone transactions is (800) THRIVENT or (1-800-847-4836). We reserve the right to suspend or limit telephone transactions.

Assignments

Assignment is the transfer of Contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as collateral.

We are not bound by an assignment unless it is in writing and filed at our Service Center. We are not responsible for the validity or effect of any assignment.

You should consider the tax implications of an assignment. See Federal Tax Status.

Contract Owner, Beneficiaries and Annuitants

Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner’s rights under the Contract.

The Contract Owner may name a beneficiary to receive the death benefit payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.

No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the your Accumulated Value. This surrender charge applies only during the first six Contract Years. During those years, we calculate the surrender charge as a percentage of the amount which you surrender, subject to certain exceptions noted below.

Surrender Charges

Contract Year	Percent Applied
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%

After Contract Year 6 there is no charge for making surrenders. In addition, during the first six Contract Years we will limit or waive surrender charges as follows:

♦

Cumulative Percent-of-Premium Limit. For all surrenders, we will limit the surrender charge so that on any date, the sum of all surrender charges applied to that date will not exceed 6.5% of the total of premiums you have paid to that date.

♦	Surrenders Paid Under Certain Settlement Options. For surrenders which you make after Contract Year 3, there is no surrender charge applied to amounts which you elect to have paid under:

(1)	A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the payment period and the accumulation period will equal or exceed the surrender charge period and you agree at the time of settlement that after the first payment is made, you may not revoke or change the settlement option.

(2)	Options which involve a life income, including Option 4V or 5V described under Annuity Provisions—Settlement Options.

♦

Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value which you may surrender without charge in the fourth Contract Year is 10%, not 40%.

♦	Total Disability of the Annuitant. There is no surrender charge if the Annuitant is totally disabled (as defined in your Contract) on the date of a surrender.

♦

Series of Substantially Equal Periodic Payments for Life. There is no surrender charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.

If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.

Administrative Charge

Your Contract includes an annual administrative charge of $30 to help us cover the expenses we incur in administrating your Contract, the Variable Account and

CHARGES AND DEDUCTIONS

the Subaccounts. On each Contract Anniversary prior to and including the Annuity Commencement Date, we will determine if this charge will be applied to your Contract. We apply the charge only on Contract Anniversaries on which the sum of premiums you have paid less the amount of any partial surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.

Mortality and Expense Risk Charge

We assume certain financial risks associated with the Contracts. Those risks are of two basic types:

♦

Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Commencement Date will be greater than the Accumulated Value available to pay those benefits, and (2) Annuitant payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.

♦	Expense Risk. This is the risk that the expenses with respect to the Contracts will exceed Contract charges.

As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. The current charge (0.003014% per day) is equal to an annual rate of 1.10% (approximately 0.80% for mortality risk and 0.30% for expense risk) of the average daily net assets of each Subaccount in the Variable Account during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25% (0.003425% per day).

If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administrative charge to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Expenses of the Fund

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

Taxes

Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable Account may also be made. See Federal Tax Status.

Sufficiency of Charges

If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.

ANNUITY PROVISIONS

Annuity Commencement Date

The Annuity Commencement Date is the date on which we begin paying you your Contract’s annuity income. This date is based on the maturity age which you specify in your application. You may change the Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The new date selected must satisfy our requirements for an Annuity Commencement Date and any requirements that may be imposed by the state in which your Contract was issued.

Annuity Proceeds

The proceeds available on the Annuity Commencement Date will be the amount provided by surrendering your Contract’s entire Accumulated Value on that date. If the Annuity Commencement Date occurs within the first six Contract Years, surrender charges will be deducted from the Accumulated Value if they apply.

We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Commencement Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Annuity Commencement Date.

If you have not selected either a settlement option or a single sum payment by the Annuity Commencement Date, we will pay proceeds of $2,000 or more using a fixed annuity, life income with 10-year guarantee period.

Settlement Options

You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis. You may change your choice of settlement option by giving us Written Notice at least 30 days before the Annuity Commencement Date.

The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options which your Contract offers are as follows:

♦	Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.

♦

Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

♦

Option 5V—Joint and Survivor Life Income with Guaranteed Period. Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

In addition to these options, proceeds may be paid under any other settlement option agreeable to us.

Frequency of Annuity Payments

Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for Contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and

ANNUITY PROVISIONS

fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.

Amount of Variable Annuity Payments

The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the Contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.

Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Commencement Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under these tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

Subaccount Annuity Unit Value

A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (a) x (b) x (c) where:

(a)	Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.

(b)	Is that Subaccount’s Net Investment Factor for the current Valuation Period. See The Contract—Subaccount Valuation—Net Investment Factor described earlier in this Prospectus.

(c)	Is a discount factor equivalent to an assumed investment earnings rate of 3.5% per year.

GENERAL PROVISIONS

Entire Contract

Your entire insurance Contract is comprised of:

♦	the Contract including any attached riders, endorsements or amendments;

♦	the application attached to the Contract; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the Contract.

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Purchase Payments

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus

GENERAL PROVISIONS

provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

FEDERAL TAX STATUS

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Deferral During Accumulation Period

In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain

FEDERAL TAX STATUS

Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.

The remainder of this discussion assumes that the Contract will be treated as an annuity Contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.

Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.

Tax Treatment of Death Benefit

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.

After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or

FEDERAL TAX STATUS

(2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Assignments, Pledges, and Gratuitous Transfers

Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or a former spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1/2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity Contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time an immediate annuity issued by us, the IRS may treat the two Contracts as one Contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity Contract, the IRS might treat the two Contracts as one Contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one Contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity Contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity Contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing Contract is exchanged for the Contract, the IRS might treat the two Contracts as one annuity Contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your

FEDERAL TAX STATUS

tax advisor in connection with an exchange of all or part of an annuity Contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the Contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly rolled over/converted to a Roth IRA.

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above conditions is satisfied.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and

FEDERAL TAX STATUS

mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly transferred to certain Qualified Plans.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Annuity Commencement Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for

VOTING RIGHTS

determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if members purchase product issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

SALES AND OTHER AGREEMENTS

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 1% to 3.85% of premiums paid into the Contract. Commission rates are based upon the age of the annuitant at the time the premium is paid. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your Contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor

Thrivent Investment Management is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

♦ Introduction
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account B are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.

THRIVENT VARIABLE ANNUITY ACCOUNT B

1933 Act Registration No. 33-76154

1940 Act Registration No. 811-7934

Please send me the Statement of Additional Information (SAI) for the:

Flexible Premium Deferred Variable Annuity

(Thrivent Variable Annuity Account B)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The following table shows the historical performance of Accumulation Unit Values and number of Accumulation Units for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information.

Thrivent Aggressive Allocation Subaccount[7]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$12.78	$11.36	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.82	$12.78	$11.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	5,640,278	4,801,392	1,248,862	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderately Aggressive Allocation Subaccount[7]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$12.45	$11.13	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.27	$12.45	$11.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	20,167,809	14,524,702	3,666,481	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderate Allocation Subaccount[7]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$12.04	$10.92	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.71	$12.04	$10.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	27,145,769	18,717,568	5,223,095	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderately Conservative Allocation Subaccount[7]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$11.55	$10.66	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.06	$11.55	$10.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	10,588,933	6,624,643	2,084,576	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Technology Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$11.80	$11.55	$11.26	$10.86	$ 7.25	$10.00	N/A	N/A	N/A	N/A
End of period	$12.96	$11.80	$11.55	$11.26	$10.86	$ 7.25	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	298,388	342,487	439,660	448,960	347,719	68,971	N/A	N/A	N/A	N/A

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Thrivent Partner Small Cap Growth Subaccount[4]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$13.64	$12.25	$11.92	$10.82	$ 7.61	$10.54	$10.00	N/A	N/A	N/A
End of period	$14.64	$13.64	$12.25	$11.92	$10.82	$ 7.61	$10.54	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	718,267	892,400	1,107,544	1,357,725	1,462,149	1,692,220	426,759	N/A	N/A	N/A
Thrivent Partner Small Cap Value Subaccount[6]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$21.18	$17.62	$16.99	$14.05	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$20.73	$21.18	$17.62	$16.99	$14.50	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	605,547	754,291	877,831	759,331	211,508	N/A	N/A	N/A	N/A	N/A
Thrivent Small Cap Stock Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$15.36	$13.77	$12.79	$10.69	$ 7.71	$10.00	N/A	N/A	N/A	N/A
End of period	$16.12	$15.36	$13.77	$12.79	$10.69	$ 7.71	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,290,637	1,568,243	1,562,137	1,076,765	630,167	286,454	N/A	N/A	N/A	N/A
Thrivent Small Cap Index Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$15.30	$13.48	$12.70	$10.52	$ 7.69	$10.00	N/A	N/A	N/A	N/A
End of period	$15.05	$15.30	$13.48	$12.70	$10.52	$ 7.69	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,133,988	1,395,082	1,827,454	1,828,948	1,380,116	694,625	N/A	N/A	N/A	N/A
Thrivent Mid Cap Growth Subaccount[3]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$18.63	$17.34	$15.76	$14.31	$10.64	$14.56	$18.35	$16.36	$11.05	$10.00
End of period	$22.10	$18.63	$17.34	$15.76	$14.31	$10.64	$14.56	$18.35	$16.36	$11.05
Number of Accumulation Units Outstanding at end of period	11,503,724	14,792,820	19,920,632	24,875,787	18,406,117	20,073,625	21,999,035	18,256,799	9,407,840	4,916,782
Thrivent Mid Cap Growth Subaccount II4
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$10.90	$10.15	$9.23	$8.01	$5.90	$10.59	$10.00	N/A	N/A	N/A
End of period	$12.92	$10.90	$10.15	$9.23	$8.01	$5.90	$10.59	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	587,402	759,795	1,084,177	1,352,327	1,562,096	1,856,360	448,117	N/A	N/A	N/A
Thrivent Partner Mid Cap Value Subaccount[7]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$13.12	$11.46	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.38	$13.12	$11.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	266,808	205,630	131,226	N/A	N/A	N/A	N/A	N/A	N/A	N/A

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Thrivent Mid Cap Stock Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$15.82	$14.11	$12.25	$10.57	$ 8.08	$10.00	N/A	N/A	N/A	N/A
End of period	$16.54	$15.82	$14.11	$12.25	$10.57	$ 8.08	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,464,623	1,672,108	1,462,130	603,101	350,496	196,125	N/A	N/A	N/A	N/A
Thrivent Mid Cap Index Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$14.74	$13.57	$12.22	$10.67	$ 8.00	$10.00	N/A	N/A	N/A	N/A
End of period	$15.69	$14.74	$13.57	$12.22	$10.67	$ 8.00	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,095,962	1,331,329	1,792,216	1,701,636	1,242,526	674,861	N/A	N/A	N/A	N/A
Thrivent Partner International Stock Subaccount[2]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$18.08	$15.04	$13.37	$11.69	$ 9.01	$11.03	$14.12	$17.02	$12.83	$11.11
End of period	$19.77	$18.08	$15.04	$13.37	$11.69	$ 9.01	$11.03	$14.12	$17.02	$12.83
Number of Accumulation Units Outstanding at end of period	11,638,102	14,433,801	18,157,750	19,151,662	19,339,439	21,400,694	23,248,744	22,301,797	17,359,292	14,890,293
Thrivent Partner All Cap Subaccount[4]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$11.53	$10.10	$ 8.63	$ 7.67	$ 6.82	$10.30	$10.00	N/A	N/A	N/A
End of period	$13.73	$11.53	$10.10	$ 8.63	$ 7.67	$ 6.28	$10.30	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,073,027	2,267,430	2,557,962	2,580,719	2,901,149	3,528,929	502,342	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount[1]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$54.83	$51.94	$49.07	$46.08	$35.70	$51.57	$64.49	$68.60	$48.27	$38.02
End of period	$63.31	$54.83	$51.94	$49.07	$46.08	$35.70	$51.57	$64.49	$68.60	$48.27
Number of Accumulation Units Outstanding at end of period	9,471,449	12,248,379	16,269,368	19,880,712	22,486,902	25,285,543	30,408,734	29,904,105	27,300,490	24,210,985
Thrivent Large Cap Growth Subaccount II4
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$10.58	$10.02	$ 9.46	$ 8.89	$ 7.32	$10.08	$10.00	N/A	N/A	N/A
End of period	$12.19	$10.58	$10.02	$ 9.46	$ 8.89	$ 7.32	$10.08	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	679,669	923,150	1,277,490	1,563,487	1,782,132	2,076,730	471,010	N/A	N/A	N/A

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Thrivent Partner Growth Stock Subaccount[4]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$12.80	$11.43	$10.87	$10.00	$ 7.71	$10.15	$10.00	N/A	N/A	N/A
End of period	$13.83	$12.80	$11.43	$10.87	$10.00	$ 7.71	$10.15	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,861,093	2,179,984	2,885,514	3,079,133	2,887,064	2,899,125	504,103	N/A	N/A	N/A
Thrivent Large Cap Value Subaccount[4]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$13.64	$11.61	$10.97	$ 9.72	$ 7.73	$10.13	$10.00	N/A	N/A	N/A
End of period	$14.12	$13.64	$11.61	$10.97	$ 9.72	$ 7.73	$10.13	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	6,475,784	7,939,235	9,641,269	9,211,758	8,083,860	7,340,282	557,003	N/A	N/A	N/A
Thrivent Large Cap Stock Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$12.06	$10.89	$10.46	$ 9.74	$ 8.12	$10.00	N/A	N/A	N/A	N/A
End of period	$12.83	$12.06	$10.89	$10.46	$ 9.74	$ 8.12	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	3,477,116	4,342,304	5,527,867	4,408,996	2,708,647	823,141	N/A	N/A	N/A	N/A
Thrivent Large Cap Index Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$13.45	$11.79	$11.38	$10.41	$ 8.21	$10.00	N/A	N/A	N/A	N/A
End of period	$13.99	$13.45	$11.79	$11.38	$10.41	$ 8.21	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,573,893	3,082,119	4,005,231	3,792,220	2,463,326	1,082,325	N/A	N/A	N/A	N/A
Thrivent Real Estate Securities Subaccount[6]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$25.66	$19.33	$17.26	$12.91	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$21.11	$25.66	$19.33	$17.26	$12.91	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,333,729	1,920,023	2,330,908	2,005,881	813,370	N/A	N/A	N/A	N/A	N/A
Thrivent Balanced Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$12.99	$11.79	$11.47	$10.73	$ 9.26	$10.00	N/A	N/A	N/A	N/A
End of period	$13.55	$12.99	$11.79	$11.47	$10.73	$ 9.26	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,534,043	1,892,510	2,594,448	2,550,541	1,889,847	1,038,102	N/A	N/A	N/A	N/A

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Thrivent High Yield Subaccount[1]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$30.66	$28.11	$27.32	$25.08	$19.81	$21.93	$23.02	$29.28	$26.78	$27.50
End of period	$31.16	$30.66	$28.11	$27.32	$25.08	$19.81	$21.93	$23.02	$29.28	$26.78
Number of Accumulation Units Outstanding at end of period	6,421,204	8,370,455	11,171,281	13,872,317	15,572,891	17,287,833	21,241,884	21,986,419	21,383,391	20,236,846
Thrivent Diversified Income Plus Subaccount[5,8]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$15.14	$13.40	$13.08	$12.25	$ 9.87	$10.00	N/A	N/A	N/A	N/A
End of period	$14.83	$15.14	$13.40	$13.08	$12.25	$ 9.87	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,329,754	988,564	674,099	832,491	745,642	347,958	N/A	N/A	N/A	N/A
Thrivent Income Subaccount[1]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$31.10	$29.83	$29.48	$28.46	$26.52	$25.35	$23.88	$21.87	$22.57	$20.86
End of period	$31.93	$31.10	$29.83	$29.48	$28.46	$26.52	$25.35	$23.88	$21.87	$22.57
Number of Accumulation Units Outstanding at end of period	6,663,658	8,412,493	11,226,596	13,903,056	16,802,315	20,314,116	21,672,281	18,874,587	18,690,873	16,424,298
Thrivent Bond Index Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$11.73	$11.40	$11.28	$10.98	$10.71	$10.00	N/A	N/A	N/A	N/A
End of period	$12.26	$11.73	$11.40	$11.28	$10.98	$10.71	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,420,631	1,667,490	2,147,680	2,355,756	2,262,305	1,694,515	N/A	N/A	N/A	N/A
Thrivent Limited Maturity Bond Subaccount[4]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$11.28	$10.91	$10.82	$10.74	$10.39	$ 9.93	$10.00	N/A	N/A	N/A
End of period	$11.60	$11.28	$10.91	$10.82	$10.74	$10.39	$ 9.93	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	4,260,849	5,239,739	6,762,295	7,618,978	7,456,131	9,283,291	1,780,662	N/A	N/A	N/A
Thrivent Mortgage Securities Subaccount[6]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$10.86	$10.49	$10.40	$10.11	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$11.30	$10.86	$10.49	$10.40	$10.11	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	484,456	644,931	891,445	799,872	495,417	N/A	N/A	N/A	N/A	N/A

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Thrivent Money Market Subaccount[1]
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Accumulation Unit Value:
Beginning of period	$1.91	$1.84	$1.81	$1.81	$1.81	$1.81	$1.76	$1.67	$1.61	$1.55
End of period	$1.98	$1.91	$1.84	$1.81	$1.81	$1.81	$1.81	$1.76	$1.67	$1.61
Number of Accumulation Units Outstanding at end of period	41,625,448	36,659,277	32,088,893	39,871,323	58,095,555	101,665,254	128,732,333	86,928,411	88,494,861	57,199,273

[1]	The Subaccount commenced operations on February 3, 1994.
[2]	The Subaccount commenced operations on January 18, 1996.
[3]	The Subaccounts commenced operations on January 30, 1998.
[4]	The Subaccounts commenced operations on November 30, 2001.
[5]	The Subaccounts commenced operations on April 30, 2002.
[6]	The Subaccounts commenced operations on April 30, 2003.
[7]	The Subaccounts commenced operations on April 29, 2005.
[8]	The Subaccount changed its name on June 27, 2006. It was formerly known as Thrivent High Yield Portfolio II.

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial for Lutherans

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

VP63-1 R4-08

Contract Form W2-BA-FPVA-1

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statement of Additional Information

Dated April 30, 2008

For

Flexible Premium Deferred

Variable Annuity Contract

Issued by

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus dated April 30, 2008 (the “Prospectus”) for Thrivent Variable Annuity Account B (the “Variable Account”) describing a flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

1

INTRODUCTION

The Contract was issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may have been sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer. The Contract is no longer sold but we continue to take premium payments.

From time to time, Thrivent Financial may offer to exchange this Contract offered in this Prospectus for the Flexible Premium Deferred Variable Annuity contract issued by us in another prospectus (as part of Thrivent Variable Annuity Account I). No surrender charge will apply upon an exchange of Contracts pursuant to this exchange offer. In addition, as part of the exchange offer, the New Contracts will be deemed to have been issued on the same issue date as the Current Contract for purposes of computing the applicable surrender charge.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management retained $0.

2007	2006	2005
$4,658,217	$4,178,386	$4,622,293

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices

2

and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500® or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2007 and 2006, as well as the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2007, appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 south Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account B at December 31, 2007 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

3

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2007 and 2006, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, Thrivent Financial changed its method of accounting for its pension plans to adopt Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, effective December 31, 2007.

Minneapolis, Minnesota

February 1, 2008

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2007 and 2006

(in millions)

	2007	2006
Assets
Fixed maturity securities, at fair value	$28,637	$29,609
Equity securities, at fair value	1,529	1,335
Mortgage loans	7,406	7,135
Contract loans	1,238	1,240
Short-term investments	1,922	1,964
Amounts due from brokers	20	151
Other investments	1,197	853

Total investments	41,949	42,287

Cash and cash equivalents	824	1,008
Accrued investment income	373	378
Receivables	189	205
Deferred acquisition costs	2,152	2,170
Property and equipment, net	147	142
Other assets	33	22
Assets held in separate accounts	13,987	12,738

Total Assets	$59,654	$58,950

Liabilities
Future contract benefits	$13,786	$13,132
Contractholder funds	21,468	22,684
Unpaid claims and claim expenses	208	196
Amounts due to brokers	670	1,074
Securities lending obligation	1,714	1,711
Other liabilities	578	551
Liabilities related to separate accounts	13,987	12,738

Total Liabilities	52,411	52,086
Members’ Equity
Retained earnings	7,212	6,600
Accumulated other comprehensive income	31	264

Total Members’ Equity	7,243	6,864

Total Liabilities and Members’ Equity	$59,654	$58,950

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	2007	2006	2005
Revenues
Premiums	$1,317	$1,256	$1,220
Net investment income	2,384	2,265	2,250
Realized investment gains, net	115	117	83
Contract charges	657	624	600
Other revenue	321	271	244

Total Revenues	4,794	4,533	4,397

Benefits and Expenses
Contract claims and other benefits	1,218	1,167	1,119
Increase in contract reserves	569	523	602
Interest credited	1,029	1,025	998
Dividends to members	293	256	250

Total benefits	3,109	2,971	2,969

Underwriting, acquisition and insurance expenses	642	647	566
Amortization of deferred acquisition costs	243	218	196
Fraternal benefits and expenses	188	185	168

Total expenses	1,073	1,050	930

Total Benefits and Expenses	4,182	4,021	3,899

Net Income	$612	$512	$498

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2005	$5,590	$1,056	$6,646
Comprehensive Income (Loss):
Net income	498	—	498
Other comprehensive loss	—	(722)	(722)

Total comprehensive loss			(224)

Balance as of December 31, 2005	6,088	334	6,422
Comprehensive Income (Loss):
Net income	512	—	512
Other comprehensive loss	—	(70)	(70)

Total comprehensive income			442

Balance as of December 31, 2006	6,600	264	6,864
Comprehensive Income (Loss):
Net income	612	—	612
Other comprehensive loss	—	(233)	(233)

Total comprehensive income			379

Balance as of December 31, 2007	$7,212	$31	$7,243

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	2007	2006	2005
Operating Activities
Net income	$612	$512	$498
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	666	564	620
Change in contractholder funds	(27)	315	574
Change in deferred acquisition costs	32	11	(21)
Realized investment gains, net	(115)	(117)	(83)
Changes in other assets and liabilities	19	(2)	(28)

Net Cash Provided by Operating Activities	1,187	1,283	1,560

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	9,271	10,433	11,524
Cost of fixed maturity securities acquired	(8,684)	(10,141)	(10,742)
Proceeds from sales of equity securities	1,826	1,360	797
Cost of equity securities acquired	(1,902)	(1,430)	(919)
Proceeds from mortgage loans sold, matured or repaid	870	864	983
Cost of mortgage loans acquired	(1,113)	(1,238)	(1,676)
Sales of fixed maturity securities under mortgage roll program, net	287	309	(816)
Contract loans repaid (issued), net	2	(2)	9
Sales of short-term investments, net	42	125	311
Change in collateral held for securities lending	3	(225)	(353)
Other, net	(784)	(474)	(395)

Net Cash Used in Investing Activities	(182)	(419)	(1,277)

Financing Activities
Universal life and investment contract receipts	1,327	1,398	1,522
Universal life and investment contract withdrawals	(2,516)	(2,338)	(1,924)

Net Cash Used in Financing Activities	(1,189)	(940)	(402)

Net Change in Cash and Cash Equivalents	(184)	(76)	(119)
Cash and Cash Equivalents, Beginning of Year	1,008	1,084	1,203

Cash and Cash Equivalents, End of Year	$824	$1,008	$1,084

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2007, 2006 and 2005

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available for sale or as trading, and are carried at fair value. Unrealized gains and losses on securities within the available-for-sale portfolio are included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio are recognized in the Consolidated Statements of Operations as a component of realized investment gains and losses. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available for sale and carried at fair value.

Mortgage loans:  Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities (which is invested in an affiliated money market mutual fund), short-term government securities and corporate notes. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Other investments:  Other investments consist primarily of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued using the equity method. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells a mortgage-backed security and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $0.6 billion and $0.9 billion in the mortgage dollar roll program outstanding as of December 31, 2007 and 2006, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available for sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near-term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market; 7) Thrivent Financial’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value, and the write-down is included in realized investment gains in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits and guaranteed minimum accumulation benefits. At both December 31, 2007 and 2006, reserves totaling $4 million for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Contract Liabilities and Accruals, continued

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2007, 2006 and 2005 totaled $12 million, $10 million and $6 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2007 and 2006 of $22 million and $35 million, respectively.

New Accounting Standards

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48-1, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48-1”). This statement clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. Thrivent Financial adopted FIN 48-1 during 2007, and the adoption did not have a significant impact on the consolidated financial statements.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires: (a) recognition of an asset for the funded status, measured as the difference between the fair value of plan assets and the benefit obligation, of defined benefit postretirement plans that are overfunded and a liability for plans that are underfunded, measured as of the employer’s fiscal year end; and (b) recognition of changes in the funded status of defined benefit postretirement plans, other than for the net periodic benefit cost included in net income, in accumulated other comprehensive income. Thrivent Financial adopted SFAS No. 158 during 2007 and the adoption did not have a significant impact on the consolidated financial statements.

In September 2005, the AICPA issued Statement of Position (“SOP”) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs (“DAC”) in Connection with Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. Thrivent Financial adopted SOP 05-1 during 2007, and the adoption did not have a significant impact on the consolidated financial statements.

In November 2005, the FASB issued FASB Staff Positions (“FSP”) FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments. This FSP provides additional guidance for evaluating impaired securities for indicators on an impairment that is other than temporary. Thrivent Financial adopted FSP FAS 115-1 and FAS 124-1 during 2006, and the adoption did not have a significant impact on the consolidated financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available for sale portfolio are summarized as follows (in millions):

December 31, 2007	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
Loan-backed obligations of U.S. government corporations and agencies	$3,632	$22	$29	$3,625
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	803	34	—	837
Corporate and other bonds	18,504	364	405	18,463
Mortgage- & asset-backed securities	4,979	20	117	4,882

Total fixed maturity securities	$27,918	$440	$551	$27,807

December 31, 2006
Loan-backed obligations of U.S. government corporations and agencies	$4,957	$10	$79	$4,888
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	850	12	3	859
Corporate and other bonds	18,778	419	252	18,945
Mortgage- & asset-backed securities	4,974	18	75	4,917

Total fixed maturity securities	$29,559	$459	$409	$29,609

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available for sale portfolio have been in a continuous unrealized loss position, as of December 31, 2007 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. government corporations and agencies	6	$49	$—	77	$1,955	$29
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	1	46	—	1	2	—
Corporate and other bonds	840	4,575	193	710	4,225	212
Mortgage & asset-backed securities	96	1,289	52	140	2,194	65

Total fixed maturity securities	943	$5,959	$245	928	$8,376	$306

As of December 31, 2007, gross unrealized losses on fixed maturity securities in the available-for-sale portfolio totaled $551 million comprising 1,871 issuers. Of this amount, $306 million, comprised of 928 issuers, was in the greater-than-twelve-month category. The average unrealized loss per security is $0.3 million at December 31, 2007 and the unrealized loss is primarily due to changes in interest rates subsequent to purchase of

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

the security. Based on Thrivent Financial’s review of these securities, none of the fixed maturity securities with unrealized losses were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2007 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$839	$846
Due after one year through five years	5,958	6,058
Due after five years through ten years	7,867	7,805
Due after ten years	4,643	4,591
Loan-backed obligations of U.S. government corporations and agencies	3,632	3,625
Mortgage- and asset-backed securities	4,979	4,882

Total fixed maturity securities	$27,918	$27,807

During 2007, Thrivent Financial established a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio at December 31, 2007 totaled $830 million. Changes in the fair value of such trading securities are included as a component of realized investment gains and losses and totaled a $5 million gain for the year ended December 31, 2007. Thrivent Financial did not have any trading securities during the years ended December 31, 2006 and 2005.

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31 are summarized as follows (in millions):

	2007	2006
Cost	$1,360	$1,115
Gross unrealized gains	243	244
Gross unrealized losses	(74)	(24)

Fair value	$1,529	$1,335

Included in the equities securities balances discussed above is approximately $36 million and $51 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2007 and 2006, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2007 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Equity securities	261	$397	$70	8	$28	$4

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities, continued

As of December 31, 2007, gross unrealized losses on equity securities totaled $74 million comprising 269 issuers. Of this amount, $4 million, comprised of eight issuers, was in the greater-than-twelve-month category. Based on Thrivent Financial’s review of these securities, none of the equity securities with unrealized losses were considered other than temporarily impaired.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income-producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2007	2006
Commercial	$6,173	$5,973
Church	920	882
Non-commercial	317	313

	7,410	7,168
Allowance for credit losses	(4)	(33)

Total	$7,406	$7,135

Maximum loan to value ratio for loans Issued during the year	75%	80%

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Allowance for credit losses, beginning of year	$33	$32	$30
Net (reductions) additions	(29)	1	2

Allowance for credit losses, end of year	$4	$33	$32

During 2007, Thrivent Financial updated its methodology for determining its allowance for credit losses. The risk factors associated with various classifications of mortgage loans were revised to reflect more current experience. This change in estimate resulted in a reduction of the allowance of approximately $29 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans; rather, income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.1 million, $0.1 million and $0.2 million during the years ended December 31, 2007, 2006 and 2005, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31 was as follows:

	2007	2006
Geographic Region
Pacific	25%	24%
South Atlantic	19	20
West North Central	13	12
East North Central	13	13
Mid Atlantic	9	10
Mountain	9	10
Other	12	11

Total	100%	100%

Property Type
Industrial	30%	29%
Office	19	20
Retail	17	17
Church	12	12
Apartments	6	7
Hotels/Motels	2	1
Other	14	14

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of Canadian, Australian and Euro denominated securities. The swaps convert a stream of Canadian dollar, Australian dollar or Euro payments to U.S. dollar payments. The swaps are valued at market value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Total Rate of Return Swaps

Thrivent Financial utilizes total rate of return swaps to enhance the return on pools of collateralized mortgage-backed securities. The swap contracts are generally three months in duration and are valued at market value at each reporting period with the change in market value recognized in earnings. No cash is exchanged at the outset of the swap, and payments on the swap are exchanged monthly and recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The future contracts are valued at market value at each reporting period, and the change in the market value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2007, 2006 and 2005, $14 million, $11 million and $12 million, respectively, was received in call premium.

Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at market value at each reporting period, and the change in market value is recognized in earnings.

The following table summarizes the carrying value, which equals fair value, and the notional amounts of Thrivent Financial’s derivative financial instruments at December 31 (in millions):

	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
December 31, 2007
Foreign currency swaps	$—	$—	$15	$116
Total rate of return swaps	1	100	—	—
Futures	51	51	—	—
Convertible bonds and preferred stocks	375	669	—	—

Total	$427	$820	$15	$116

December 31, 2006
Foreign currency swaps	$—	$—	$7	$72
Futures	13	13
Convertible bonds and preferred stocks	431	594	—	—

Total	$444	$607	$7	$72

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices, or financial and other indices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2007	2006	2005
Fixed maturity securities, available for sale	$1,616	$1,612	$1,620
Equity securities	71	38	36
Mortgage loans	489	468	463
Contract loans	87	87	87
Other invested assets	163	104	76

	2,426	2,309	2,282
Investment expenses	42	44	32

Net investment income	$2,384	$2,265	$2,250

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Net gains (losses) on sales:
Fixed maturity securities, available for sale:
Gross gains	$236	$184	$187
Gross losses	(200)	(169)	(160)
Equity securities:
Gross gains	150	170	96
Gross losses	(69)	(60)	(37)
Other	9	1	—

	126	126	86

Fixed maturity securities, trading	5	—	—

Provisions for losses:
Fixed maturity securities, available for sale	(41)	(7)	(1)
Equity securities	(2)	—	—
Mortgage loans	27	(2)	(2)

	(16)	(9)	(3)

Realized investment gains, net	$115	$117	$83

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $10.8 billion, $9.8 billion and $10.5 billion for the years ended December 31, 2007, 2006 and 2005, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31 are shown below (in millions):

	2007	2006
Unrealized investment gains	$63	$257
Deferred acquisition costs adjustment	19	5
Deferred income taxes adjustment	1	2
SFAS No. 158 adjustment	(52)	—

Total	$31	$264

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Unrealized investment gains and losses arising during the period on securities available for sale	$(120)	$(35)	$(821)
Reclassification adjustment for realized gains and losses included in net income	(74)	(118)	(85)
Change in deferred acquisition costs due to unrealized investment gains and losses	14	35	203
Change in deferred income taxes due to unrealized investment gains and losses	(1)	—	6
SFAS No. 158 adjustment	(52)	—	—
Minimum pension liability	—	48	(25)

Total other comprehensive loss	$(233)	$(70)	$(722)

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Balance at beginning of year	$2,165	$2,176	$2,155
Capitalization of acquisition costs	211	207	217
Acquisition costs amortized	(243)	(218)	(196)

	2,133	2,165	2,176
Adjustment for unrealized investment gains and losses	19	5	(30)

Balance at end of year	$2,152	$2,170	$2,146

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2007	2006
Buildings	$149	$140
Furniture and equipment	217	174
Other	22	26

	388	340
Accumulated depreciation	(241)	(198)

Property and equipment, net	$147	$142

Depreciation expense for the years ended December 31, 2007, 2006 and 2005 was $39 million, $40 million and $46 million, respectively.

Note 5. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2007	2006	2005	2007	2006	2005
Service cost	$16	$17	$18	$3	$2	$2
Interest cost	36	35	35	6	6	6
Expected return on plan assets	(49)	(47)	(47)	—	—	—
Amortization of prior service cost	(1)	(1)	(1)	(1)	(1)	(1)
Other	1	3	2	1	1	2

Periodic cost	$3	$7	$7	$9	$8	$9

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, were as follows (in millions):

	Retirement Plan		Other Plans
	2007	2006	2007	2006
Change in projected benefit obligation:
Benefit obligation at beginning of year	$640	$650	$106	$104
Service cost	16	17	3	2
Interest cost	36	35	6	6
Actuarial (gain) loss	(22)	(31)	5	1
Benefits paid	(32)	(31)	(5)	(7)

Benefit obligation at end of year	638	640	115	106

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2007	2006	2007	2006
Change in plan assets:
Fair value of plan assets at beginning of year	$633	$557	$—	$—
Actual return on plan assets	47	85	—	—
Employer contribution	—	22	5	7
Benefits paid	(32)	(31)	(5)	(7)

Fair value of plan assets at end of year	648	633	—	—

Funded status	$10	(7)	$(115)	(106)

Amounts recognized in accumulated other comprehensive income prior to adoption of SFAS No. 158:
Unrecognized net losses		45		34
Unrecognized prior service cost		(6)		(5)
Additional minimum pension liability		—		—

Accrued pension asset (liability) at end of year		$32		$(77)

Amounts recognized in accumulated other comprehensive income following adoption of SFAS No. 158:
Prior service credit	$(5)		$(5)
Net Loss	24		38

Total recognized	$19		$33

Accumulated benefit obligation	$579	$580	$114	$106

As of December 31, 2007, the fair value of Thrivent Financial’s retirement plan assets exceeded the accumulated benefit obligation of the plan. As a result, a prepaid pension asset is included in other assets on the Consolidated Balance Sheets. As of December 31, 2007, the accumulated benefit obligation of the other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability is included in other liabilities in the Consolidated Balance Sheets. As of December 31, 2006, the fair value of Thrivent Financial’s retirement plan assets exceeded the accumulated benefit obligation of the plan. As a result, Thrivent Financial reduced the minimum pension liability by $48 million to zero at December 31, 2006, with a corresponding increase in accumulated other comprehensive income. As of December 31, 2005, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeded the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $48 million at December 31, 2005, with a corresponding reduction in accumulated other comprehensive income.

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2007	2006	2007	2006
Weighted average assumptions at end of year:
Discount rate	6.25%	5.75%	6.25%	5.75%
Expected return on plan assets	8.50	8.50	n/a	n/a
Rate of compensation increase	3.75	3.25	n/a	n/a

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 9% for pre-65 and 10% for post-65 in 2008, trending down to 5% in 2013. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2007 total service and interest cost by $1 million and the postretirement health care benefit obligation by $13 million. In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) was signed into law. The Act includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent Financial recorded the effects of the subsidy in measuring the net periodic postretirement benefit cost during 2005. This resulted in a reduction in the accumulated postretirement benefit obligation related to benefits attributed to past service of $21 million. The subsidy also resulted in a reduction in current period service costs, interest costs and amortization of actuarial experience gain of $2 million.

Estimated benefit payments for the next five years are as follows: 2008 - $36 million; 2009 — $37 million; 2010 — $38 million; 2011 — $39 million; 2012 — $41 million; and 2013 to 2017 — $227 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The weighted average asset allocations as of December 31 were as follows:

	Pension Asset Allocation		Target Allocation
	2007	2006	2007	2006
Asset Category:
Equity securities	63%	60%	60%	60%
Fixed income and other securities	37	40	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2008.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Defined Contribution Plans, continued

up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For each of the years ended December 31, 2007, 2006 and 2005, Thrivent Financial contributed $21 million to these plans.

As of December 31, 2007 and 2006, $118 million and $127 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2007	2006	2005
Net balance at January 1	$435	$412	$440
Incurred related to:
Current year	204	196	204
Prior years	28	8	(60)

	232	204	144

Paid related to:
Current year	64	64	69
Prior years	131	117	103

	195	181	172

Net balance at December 31	$472	$435	$412

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. During the year ended December 31, 2005, Thrivent Financial modified its assumptions regarding the timing and frequency of claim payments which resulted in a decrease to claim reserves of approximately $55 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Direct premiums	$1,363	$1,296	$1,253
Reinsurance ceded	(46)	(40)	(33)

Net premiums	$1,317	$1,256	$1,220

Direct contract charges	$1,236	$1,181	$1,133
Reinsurance ceded	(18)	(14)	(14)

Net contract charges	$1,218	$1,167	$1,119

Reinsurance recoveries	$7	$6	$6

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2007 and 2006 were $135 million and $153 million, respectively.

Four reinsurance companies account for approximately 97% of the reinsurance recoverable at December 31, 2007. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities, separate account liabilities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31 were as follows (in millions):

	2007		2006
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$28,637	$28,637	$29,609	$29,609
Equity securities	1,529	1,529	1,336	1,336
Mortgage loans	7,406	7,553	7,135	7,133
Contract loans	1,238	1,238	1,240	1,240
Short-term investments	1,922	1,922	1,964	1,964
Cash and cash equivalents	824	824	1,008	1,008
Separate account assets	13,987	13,987	12,738	12,738
Financial Liabilities:
Deferred annuities	10,038	9,962	11,722	11,633
Separate account liabilities	13,987	13,987	12,738	12,738
Other	2,342	2,332	2,303	2,297

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. During 2004, Thrivent Financial resolved litigation proceedings related to alleged sales practices. In 2006, Thrivent Financial recorded additional reserves to complete the settlement of issues related to this matter as well as for a product taxation matter for certain life insurance contracts. As of December 31, 2007, Thrivent Financial believes adequate provision has been made for any potential losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates in the amount of $1,151 million and $277 million as of December 31, 2007 and 2006, respectively. Commitments to purchase other invested assets were $1,073 million and $982 million as of December 31, 2007 and 2006, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions as defined in the agreement occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $13 million, $8 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively. Future minimum aggregate rental commitments as of December 31, 2007 for operating leases were as follows: 2008 — $6 million; 2009 — $5 million; 2010 — $3 million; 2011 — $2 million; and 2012 — $2 million.

Fraternal Commitment

Thrivent Financial’s four-year commitment to Habitat for Humanity to help build additional homes was expanded in 2007 to provide funding of approximately $125 million over the four-year period beginning in 2006 as certain milestones are achieved. Thrivent Financial has funded approximately $30 million and $26 million of this commitment during the years ended December 31, 2007 and 2006, respectively.

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Consolidation, continued

Summarized statutory-basis financial information as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005 for Thrivent Financial is as follows (in millions):

	2007	2006
Admitted assets	$53,474	$52,539

Liabilities	$49,040	$48,422
Surplus	4,434	4,117

Total liabilities and surplus	$53,474	$52,539

	2007	2006	2005
Gain from operations before net realized capital gains and losses	$348	$417	$456
Net realized capital gains	43	107	66

Net income	391	524	522
Total other changes	(74)	14	(3)

Net change in unassigned surplus	$317	$538	$519

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account B (the Account) (comprising, respectively, the Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Partner Mid Cap Value, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, Diversified Income Plus, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account B at December 31, 2007, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 22, 2008

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

As of December 31, 2007	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$79,334,958	$270,796,619	$350,477,316	$129,567,204
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	79,334,958	270,796,619	350,477,316	129,567,204

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Liabilities	—	—	—	—

Net Assets	$79,334,958	$270,796,619	$350,477,316	$129,567,204

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$78,038,835	$267,689,680	$345,179,742	$127,779,802
Reserves for contracts in annuity payment period	1,296,123	3,106,939	5,297,574	1,787,402

Net Assets	$79,334,958	$270,796,619	$350,477,316	$129,567,204

Accumulation units outstanding	5,640,278	20,167,809	27,145,769	10,588,933
Unit value (accumulation)	$13.82	$13.27	$12.71	$12.06
Deathclaim units	6,003	2,680	4,093	6,254
Deathclaim unit value	$12.91	$12.57	$12.20	$11.70

Series funds, at cost	$68,672,243	$241,811,495	$319,244,840	$121,713,128
Series funds shares owned	5,630,347	20,088,173	27,330,224	10,729,848

As of December 31, 2007	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at fair value	$3,960,542	$10,766,076	$12,854,484	$21,142,945
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	20	—

Total Assets	3,960,542	10,766,076	12,854,504	21,142,945

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	17	152	—	430

Total Liabilities	17	152	—	430

Net Assets	$3,960,525	$10,765,924	$12,854,504	$21,142,515

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$3,866,331	$10,518,191	$12,561,504	$20,903,849
Reserves for contracts in annuity payment period	94,194	247,733	293,000	238,666

Net Assets	$3,960,525	$10,765,924	$12,854,504	$21,142,515

Accumulation units outstanding	298,388	718,267	605,547	1,290,637
Unit value (accumulation)	$12.96	$14.64	$20.73	$16.12
Deathclaim units	—	—	724	7,861
Deathclaim unit value	$11.86	$12.56	$12.19	$12.36

Series funds, at cost	$3,397,600	$8,335,555	$10,972,367	$17,825,709
Series funds shares owned	480,450	772,227	696,954	1,365,551

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities, continued

As of December 31, 2007	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Assets:
Series funds, at fair value	$17,372,036	$259,521,743	$7,711,094	$3,608,280
Receivable from Thrivent Financial for annuity reserve adjustment	—	197,146	2,181	—

Total Assets	17,372,036	259,718,889	7,713,275	3,608,280

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Liabilities	—	—	—	—

Net Assets	$17,372,036	$259,718,889	$7,713,275	$3,608,280

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$17,085,483	$254,405,819	$7,588,508	$3,569,982
Reserves for contracts in annuity payment period	286,553	5,313,070	124,767	38,298

Net Assets	$17,372,036	$259,718,889	$7,713,275	$3,608,280

Accumulation units outstanding	1,133,988	11,503,724	587,402	266,808
Unit value (accumulation)	$15.05	$22.10	$12.92	$13.38
Deathclaim units	1,218	12,814	—	—
Deathclaim unit value	$11.58	$13.51	$13.49	$12.29

Series funds, at cost	$14,997,545	$182,679,442	$6,248,721	$3,421,655
Series funds shares owned	904,167	12,858,369	675,038	269,062

As of December 31, 2007	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Assets:
Series funds, at fair value	$24,723,452	$17,539,189	$234,272,751	$28,898,411
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	152,539	1,580

Total Assets	24,723,452	17,539,189	234,425,290	28,899,991

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	8,732	210	—	—

Total Liabilities	8,732	210	—	—

Net Assets	$24,714,720	$17,538,979	$234,425,290	$28,899,991

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$24,328,212	$17,212,149	$230,257,100	$28,457,780
Reserves for contracts in annuity payment period	386,508	326,830	4,168,190	442,211

Net Assets	$24,714,720	$17,538,979	$234,425,290	$28,899,991

Accumulation units outstanding	1,464,623	1,095,962	11,638,102	2,073,027
Unit value (accumulation)	$16.54	$15.69	$19.77	$13.73
Deathclaim units	8,260	1,189	13,166	256
Deathclaim unit value	$12.47	$12.30	$14.43	$14.61

Series funds, at cost	$22,094,875	$13,974,121	$167,149,224	$21,538,319
Series funds shares owned	1,879,467	1,153,901	13,574,498	2,222,425

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities, continued

As of December 31, 2007	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Assets:
Series funds, at fair value	$614,754,551	$8,536,699	$26,105,206	$93,207,311
Receivable from Thrivent Financial for annuity reserve adjustment	859,315	1,118	2,349	7,606

Total Assets	615,613,866	8,537,817	26,107,555	93,214,917

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Liabilities	—	—	—	—

Net Assets	$615,613,866	$8,537,817	$26,107,555	$93,214,917

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$600,062,559	$8,283,005	$25,742,169	$91,574,987
Reserves for contracts in annuity payment period	15,551,307	254,812	365,386	1,639,930

Net Assets	$615,613,866	$8,537,817	$26,107,555	$93,214,917

Accumulation units outstanding	9,471,449	679,669	1,861,093	6,475,784
Unit value (accumulation)	$63.31	$12.19	$13.83	$14.12
Deathclaim units	33,395	—	370	10,749
Deathclaim unit value	$12.78	$12.76	$12.78	$12.81

Series funds, at cost	$635,317,761	$6,718,689	$19,438,091	$69,180,354
Series funds shares owned	31,975,332	713,717	1,926,399	6,951,826

As of December 31, 2007	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Assets:
Series funds, at fair value	$45,308,888	$36,534,638	$28,840,524	$21,209,903
Receivable from Thrivent Financial for annuity reserve adjustment	1,398	—	—	—

Total Assets	45,310,286	36,534,638	28,840,524	21,209,903

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	—	2,493	501	6,017

Total Liabilities	—	2,493	501	6,017

Net Assets	$45,310,286	$36,532,145	$28,840,023	$21,203,886

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$44,626,170	$36,044,365	$28,192,314	$20,800,168
Reserves for contracts in annuity payment period	684,116	487,780	647,709	403,718

Net Assets	$45,310,286	$36,532,145	$28,840,023	$21,203,886

Accumulation units outstanding	3,477,116	2,573,893	1,333,729	1,534,043
Unit value (accumulation)	$12.83	$13.99	$21.11	$13.55
Deathclaim units	1,441	1,958	3,185	987
Deathclaim unit value	$12.28	$12.41	$11.60	$11.87

Series funds, at cost	$35,066,942	$28,288,369	$24,617,753	$17,500,506
Series funds shares owned	4,105,516	1,451,198	1,625,881	1,236,037

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities, continued

As of December 31, 2007	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Assets:
Series funds, at fair value	$206,406,815	$20,144,222	$219,175,200	$17,668,702
Receivable from Thrivent Financial for annuity reserve adjustment	476,692	—	306,455	—

Total Assets	206,883,507	20,144,222	219,481,655	17,668,702

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	—	1,463	—	693

Total Liabilities	—	1,463	—	693

Net Assets	$206,883,507	$20,142,759	$219,481,655	$17,668,009

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$200,304,528	$19,716,422	$212,972,999	$17,437,927
Reserves for contracts in annuity payment period	6,578,979	426,337	6,508,656	230,082

Net Assets	$206,883,507	$20,142,759	$219,481,655	$17,668,009

Accumulation units outstanding	6,421,204	1,329,754	6,663,658	1,420,631
Unit value (accumulation)	$31.16	$14.83	$31.93	$12.26
Deathclaim units	18,950	—	20,352	2,132
Deathclaim unit value	$11.29	$11.26	$10.81	$10.85

Series funds, at cost	$312,308,407	$19,713,660	$220,985,624	$17,940,109
Series funds shares owned	42,665,430	2,884,463	22,500,278	1,717,426

As of December 31, 2007	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at fair value	$50,409,283	$5,553,639	$84,326,620
Receivable from Thrivent Financial for annuity reserve adjustment	35,385	261	16,106

Total Assets	50,444,668	5,553,900	84,342,726

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	—	—	—

Total Liabilities	—	—	—

Net Assets	$50,444,668	$5,553,900	$84,342,726

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$49,468,308	$5,472,258	$82,514,411
Reserves for contracts in annuity payment period	976,360	81,642	1,828,315

Net Assets	$50,444,668	$5,553,900	$84,342,726

Accumulation units outstanding	4,260,849	484,456	41,625,448
Unit value (accumulation)	$11.60	$11.30	$1.98
Deathclaim units	2,196	25	16,028
Deathclaim unit value	$10.70	$10.84	$1.09

Series funds, at cost	$51,371,631	$5,651,947	$84,326,620
Series funds shares owned	5,123,988	571,786	84,326,620

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations

For the year ended December 31, 2007	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$442,663	$1,989,660	$3,625,780	$1,673,805
Mortality & expense risk charges	(826,064)	(2,651,577)	(3,352,047)	(1,174,833)

Net investment income (loss)	(383,401)	(661,917)	273,733	498,972

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	766,265	709,053	424,771	362,376
Capital gain distributions	299,118	911,331	1,628,071	634,328
Change in unrealized appreciation (depreciation) of investments	4,759,439	12,649,856	12,409,437	2,556,266

Net gain (loss) on investments	5,824,822	14,270,240	14,462,279	3,552,970

Net increase (decrease) in net assets resulting from operations	$5,441,421	$13,608,323	$14,736,012	$4,051,942

For the year ended December 31, 2007	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$—	$—	$55,279	$67,797
Mortality & expense risk charges	(44,452)	(129,180)	(175,534)	(261,056)

Net investment income (loss)	(44,452)	(129,180)	(120,255)	(193,259)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	263,432	780,215	955,717	950,791
Capital gain distributions	126,535	656,865	781,026	1,304,425
Change in unrealized appreciation (depreciation) of investments	387	(457,983)	(1,831,722)	(849,461)

Net gain (loss) on investments	390,354	979,097	(94,979)	1,405,755

Net increase (decrease) in net assets resulting from operations	$345,902	$849,917	$(215,234)	$1,212,496

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations, continued

For the year ended December 31, 2007	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Dividends	$127,709	$1,147,393	$38,742	$—
Mortality & expense risk charges	(225,802)	(3,030,511)	(90,493)	(43,087)

Net investment income (loss)	(98,093)	(1,883,118)	(51,751)	(43,087)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	1,371,614	19,129,404	566,539	105,621
Capital gain distributions	2,135,457	10,987,940	1,308,076	20,979
Change in unrealized appreciation (depreciation) of investments	(3,530,279)	18,962,658	(430,524)	(79,695)

Net gain (loss) on investments	(23,208)	49,080,002	1,444,091	46,905

Net increase (decrease) in net assets resulting from operations	$(121,301)	$47,196,884	$1,392,340	$3,818

For the year ended December 31, 2007	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Dividends	$232,647	$188,409	$3,442,997	$123,120
Mortality & expense risk charges	(307,767)	(216,023)	(2,820,626)	(305,248)

Net investment income (loss)	(75,120)	(27,614)	622,371	(182,128)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	808,576	1,436,960	16,693,435	1,131,886
Capital gain distributions	1,947,937	1,106,293	8,106,033	2,751,394
Change in unrealized appreciation (depreciation) of investments	(1,371,622)	(1,201,193)	(1,790,762)	1,088,803

Net gain (loss) on investments	1,384,891	1,342,060	23,008,706	4,972,083

Net increase (decrease) in net assets resulting from operations	$1,309,771	$1,314,446	$23,631,077	$4,789,955

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations, continued

For the year ended December 31, 2007	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Dividends	$6,671,171	$58,268	$144,369	$1,279,474
Mortality & expense risk charges	(7,151,110)	(102,133)	(306,695)	(1,165,844)

Net investment income (loss)	(479,939)	(43,865)	(162,326)	113,630

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(19,299,541)	569,154	1,625,845	6,514,227
Capital gain distributions	—	563,597	1,368,130	4,456,954
Change in unrealized appreciation (depreciation) of investments	113,234,886	234,555	(636,254)	(6,942,538)

Net gain (loss) on investments	93,935,345	1,367,306	2,357,721	4,028,643

Net increase (decrease) in net assets resulting from operations	$93,455,406	$1,323,441	$2,195,395	$4,142,273

For the year ended December 31, 2007	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Dividends	$569,284	$674,969	$608,196	$688,030
Mortality & expense risk charges	(552,752)	(446,679)	(475,752)	(251,584)

Net investment income (loss)	16,532	228,290	132,444	436,446

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	2,759,937	2,325,208	4,445,371	1,156,794
Capital gain distributions	845,157	1,635,357	2,794,430	—
Change in unrealized appreciation (depreciation) of investments	(408,175)	(2,459,893)	(14,469,977)	(592,047)

Net gain (loss) on investments	3,196,919	1,500,672	(7,230,176)	564,747

Net increase (decrease) in net assets resulting from operations	$3,213,451	$1,728,962	$(7,097,732)	$1,001,193

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations, continued

For the year ended December 31, 2007	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Dividends	$18,894,338	$428,146	$12,758,620	$891,449
Mortality & expense risk charges	(2,597,375)	(232,430)	(2,667,060)	(202,508)

Net investment income (loss)	16,296,963	195,716	10,091,560	688,941

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(30,859,429)	164,269	(20,036)	(134,313)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	19,019,517	(898,075)	(3,777,800)	248,945

Net gain (loss) on investments	(11,839,912)	(733,806)	(3,797,836)	114,632

Net increase (decrease) in net assets resulting from operations	$4,457,051	$(538,090)	$6,293,724	$803,573

For the year ended December 31, 2007	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$2,604,215	$310,928	$3,915,360
Mortality & expense risk charges	(608,266)	(69,093)	(857,256)

Net investment income (loss)	1,995,949	241,835	3,058,104

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains (loss) on investments	(182,899)	(51,169)	—
Capital gain distributions	—	—	—
Change in unrealized appreciation (depreciation) of investments	(251,606)	43,989	—

Net gain (loss) on investments	(434,505)	(7,180)	—

Net increase (decrease) in net assets resulting from operations	$1,561,444	$234,655	$3,058,104

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

For the years ended	Aggressive Allocation Subaccount		Moderately Aggressive Allocation Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(383,401)	$(485,089)	$(661,917)	$(1,293,635)
Net realized gains (loss) on investments	1,065,383	120,345	1,620,384	157,280
Change in net unrealized appreciation (depreciation) on investments	4,759,439	5,278,161	12,649,856	14,943,864

Net Change in Net Assets from Operations	5,441,421	4,913,417	13,608,323	13,807,509

Unit Transactions:
Proceeds from units issued	2,873,730	4,280,979	14,508,266	9,913,433
Death benefits	81,992	(25,809)	(79,809)	(242,310)
Surrenders and terminations	(6,609,895)	(3,314,452)	(21,364,676)	(11,786,295)
Administrative charges	(7,193)	(3,711)	(11,516)	(5,857)
Annuity benefit payments	(390,910)	(339,329)	(178,992)	(120,095)
Adjustments to annuity reserves	—	—	—	—
Transfers between subaccounts	15,000,914	41,824,881	81,294,970	129,523,423

Net Change in Net Assets from Unit Transactions	10,948,638	42,422,559	74,168,243	127,282,299

Net Change in Net Assets	16,390,059	47,335,976	87,776,566	141,089,808

Net Assets Beginning of Period	62,944,899	15,608,923	183,020,053	41,930,245

Net Assets End of Period	$79,334,958	$62,944,899	$270,796,619	$183,020,053

For the years ended	Moderate Allocation Subaccount		Moderately Conservative Allocation Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$273,733	$(1,611,667)	$498,972	$(549,629)
Net realized gains (loss) on investments	2,052,842	37,728	996,704	38,086
Change in net unrealized appreciation (depreciation) on investments	12,409,437	16,976,813	2,556,266	4,822,572

Net Change in Net Assets from Operations	14,736,012	15,402,874	4,051,942	4,311,029

Unit Transactions:
Proceeds from units issued	18,492,151	13,655,653	9,065,998	3,717,293
Death benefits	61,315	(577,306)	(34,231)	(694,059)
Surrenders and terminations	(31,214,297)	(14,523,258)	(16,042,441)	(5,845,065)
Administrative charges	(8,069)	(4,449)	(2,467)	(1,227)
Annuity benefit payments	(409,028)	(204,708)	(173,021)	(57,189)
Adjustments to annuity reserves	—	—	—	—
Transfers between subaccounts	119,552,368	157,520,618	55,051,476	53,694,174

Net Change in Net Assets from Unit Transactions	106,474,440	155,866,550	47,865,314	50,813,927

Net Change in Net Assets	121,210,452	171,269,424	51,917,256	55,124,956

Net Assets Beginning of Period	229,266,864	57,997,440	77,649,948	22,524,992

Net Assets End of Period	$350,477,316	$229,266,864	$129,567,204	$77,649,948

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended	Technology Subaccount		Partner Small Cap Growth Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(44,452)	$(49,592)	$(129,180)	$(143,619)
Net realized gains (loss) on investments	389,967	285,316	1,437,080	831,449
Change in net unrealized appreciation (depreciation) on investments	387	(159,517)	(457,983)	713,149

Net Change in Net Assets from Operations	345,902	76,207	849,917	1,400,979

Unit Transactions:
Proceeds from units issued	179,680	138,009	367,899	438,946
Death benefits	547	(14,547)	(1,330)	(57,108)
Surrenders and terminations	(644,758)	(541,629)	(1,626,715)	(1,539,768)
Administrative charges	(162)	(214)	(917)	(1,276)
Annuity benefit payments	(5,914)	(5,035)	(16,625)	(11,326)
Adjustments to annuity reserves	16	(5)	(38)	76
Transfers between subaccounts	(31,293)	(672,507)	(1,126,219)	(1,587,199)

Net Change in Net Assets from Unit Transactions	(501,884)	(1,095,928)	(2,403,945)	(2,757,655)

Net Change in Net Assets	(155,982)	(1,019,721)	(1,554,028)	(1,356,676)

Net Assets Beginning of Period	4,116,507	5,136,228	12,319,952	13,676,628

Net Assets End of Period	$3,960,525	$4,116,507	$10,765,924	$12,319,952

For the years ended	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(120,255)	$(142,245)	$(193,259)	$(238,551)
Net realized gains (loss) on investments	1,736,743	1,369,582	2,255,216	2,001,327
Change in net unrealized appreciation (depreciation) on investments	(1,831,722)	1,683,115	(849,461)	720,598

Net Change in Net Assets from Operations	(215,234)	2,910,452	1,212,496	2,483,374

Unit Transactions:
Proceeds from units issued	364,227	573,209	723,387	973,427
Death benefits	8,053	(96,449)	96,411	(165,484)
Surrenders and terminations	(2,046,590)	(1,809,368)	(2,677,696)	(2,199,674)
Administrative charges	(639)	(600)	(917)	(1,166)
Annuity benefit payments	(31,150)	(27,481)	(20,617)	(10,354)
Adjustments to annuity reserves	771	19	(7,408)	8,337
Transfers between subaccounts	(1,632,896)	(927,440)	(2,441,990)	1,593,930

Net Change in Net Assets from Unit Transactions	(3,338,224)	(2,288,110)	(4,328,830)	199,016

Net Change in Net Assets	(3,553,458)	622,342	(3,116,334)	2,682,390

Net Assets Beginning of Period	16,407,962	15,785,620	24,258,849	21,576,459

Net Assets End of Period	$12,854,504	$16,407,962	$21,142,515	$24,258,849

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended	Small Cap Index Subaccount		Mid Cap Growth Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(98,093)	$(82,704)	$(1,883,118)	$(3,103,289)
Net realized gains (loss) on investments	3,507,071	2,497,501	30,117,344	16,679,706
Change in net unrealized appreciation (depreciation) on investments	(3,530,279)	580,167	18,962,658	9,148,059

Net Change in Net Assets from Operations	(121,301)	2,994,964	47,196,884	22,724,476

Unit Transactions:
Proceeds from units issued	551,614	837,257	8,215,192	9,960,106
Death benefits	2,738	(61,513)	83,983	(1,976,627)
Surrenders and terminations	(2,362,245)	(3,345,279)	(32,953,422)	(36,905,012)
Administrative charges	(904)	(1,255)	(46,758)	(63,057)
Annuity benefit payments	(22,080)	(21,627)	(522,372)	(531,927)
Adjustments to annuity reserves	(82)	134	49,923	19,558
Transfers between subaccounts	(2,318,307)	(3,652,398)	(43,229,656)	(63,154,059)

Net Change in Net Assets from Unit Transactions	(4,149,266)	(6,244,681)	(68,403,110)	(92,651,018)

Net Change in Net Assets	(4,270,567)	(3,249,717)	(21,206,226)	(69,926,542)

Net Assets Beginning of Period	21,642,603	24,892,320	280,925,115	350,851,657

Net Assets End of Period	$17,372,036	$21,642,603	$259,718,889	$280,925,115

For the years ended	Mid Cap Growth II Subaccount		Partner Mid Cap Value Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(51,751)	$(87,250)	$(43,087)	$(900)
Net realized gains (loss) on investments	1,874,615	875,374	126,600	57,228
Change in net unrealized appreciation (depreciation) on investments	(430,524)	(57,561)	(79,695)	217,479

Net Change in Net Assets from Operations	1,392,340	730,563	3,818	273,807

Unit Transactions:
Proceeds from units issued	203,984	378,011	200,757	100,604
Death benefits	(46)	(12,750)	—	(2,564)
Surrenders and terminations	(972,386)	(1,224,816)	(460,454)	(183,099)
Administrative charges	(788)	(1,070)	(117)	(68)
Annuity benefit payments	(10,956)	(8,444)	(2,405)	(613)
Adjustments to annuity reserves	848	659	—	—
Transfers between subaccounts	(1,288,276)	(2,556,409)	1,134,546	1,037,105

Net Change in Net Assets from Unit Transactions	(2,067,620)	(3,424,819)	872,327	951,365

Net Change in Net Assets	(675,280)	(2,694,256)	876,145	1,225,172

Net Assets Beginning of Period	8,388,555	11,082,811	2,732,135	1,506,963

Net Assets End of Period	$7,713,275	$8,388,555	$3,608,280	$2,732,135

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended	Mid Cap Stock Subaccount		Mid Cap Index Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(75,120)	$(194,831)	$(27,614)	$(12,932)
Net realized gains (loss) on investments	2,756,513	2,147,658	2,543,253	2,593,865
Change in net unrealized appreciation (depreciation) on investments	(1,371,622)	797,321	(1,201,193)	(746,724)

Net Change in Net Assets from Operations	1,309,771	2,750,148	1,314,446	1,834,209

Unit Transactions:
Proceeds from units issued	944,165	1,216,856	577,249	586,945
Death benefits	102,436	(226,631)	2,861	(79,920)
Surrenders and terminations	(3,137,710)	(2,293,840)	(2,503,565)	(2,529,155)
Administrative charges	(1,025)	(1,197)	(684)	(934)
Annuity benefit payments	(43,101)	(29,485)	(27,973)	(23,715)
Adjustments to annuity reserves	(8,573)	2,867	107	281
Transfers between subaccounts	(1,296,804)	4,581,825	(1,761,706)	(4,446,655)

Net Change in Net Assets from Unit Transactions	(3,440,612)	3,250,395	(3,713,711)	(6,493,153)

Net Change in Net Assets	(2,130,841)	6,000,543	(2,399,265)	(4,658,944)

Net Assets Beginning of Period	26,845,561	20,845,018	19,938,244	24,597,188

Net Assets End of Period	$24,714,720	$26,845,561	$17,538,979	$19,938,244

For the years ended	Partner International Stock Subaccount		Partner All Cap Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$622,371	$1,066,977	$(182,128)	$(172,137)
Net realized gains (loss) on investments	24,799,468	11,390,713	3,883,280	870,205
Change in net unrealized appreciation (depreciation) on investments	(1,790,762)	36,719,978	1,088,803	2,757,015

Net Change in Net Assets from Operations	23,631,077	49,177,668	4,789,955	3,455,083

Unit Transactions:
Proceeds from units issued	7,322,088	7,688,102	897,088	987,874
Death benefits	79,766	(1,916,371)	3,852	(114,227)
Surrenders and terminations	(31,417,088)	(29,564,593)	(3,209,519)	(2,521,697)
Administrative charges	(26,849)	(34,271)	(2,018)	(2,558)
Annuity benefit payments	(442,095)	(348,473)	(35,121)	(26,623)
Adjustments to annuity reserves	27,078	21,865	1,732	(1,103)
Transfers between subaccounts	(29,787,162)	(36,554,904)	(19,658)	(1,383,238)

Net Change in Net Assets from Unit Transactions	(54,244,262)	(60,708,645)	(2,363,644)	(3,061,572)

Net Change in Net Assets	(30,613,185)	(11,530,977)	2,426,311	393,511

Net Assets Beginning of Period	265,038,475	276,569,452	26,473,680	26,080,169

Net Assets End of Period	$234,425,290	$265,038,475	$28,899,991	$26,473,680

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended	Large Cap Growth Subaccount		Large Cap Growth II Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(479,939)	$(4,233,268)	$(43,865)	$(54,062)
Net realized gains (loss) on investments	(19,299,541)	(57,722,091)	1,132,751	483,308
Change in net unrealized appreciation (depreciation) on investments	113,234,886	99,420,766	234,555	142,930

Net Change in Net Assets from Operations	93,455,406	37,465,407	1,323,441	572,176

Unit Transactions:
Proceeds from units issued	19,383,024	22,484,218	254,461	314,746
Death benefits	83,969	(7,451,615)	(2,247)	(21,268)
Surrenders and terminations	(83,024,333)	(88,228,749)	(1,272,320)	(1,725,610)
Administrative charges	(91,523)	(122,722)	(662)	(999)
Annuity benefit payments	(1,929,947)	(1,807,965)	(32,420)	(31,061)
Adjustments to annuity reserves	(32,816)	86,612	833	(1,310)
Transfers between subaccounts	(99,859,502)	(137,201,869)	(1,732,108)	(2,170,102)

Net Change in Net Assets from Unit Transactions	(165,471,128)	(212,242,090)	(2,784,463)	(3,635,604)

Net Change in Net Assets	(72,015,722)	(174,776,683)	(1,461,022)	(3,063,428)

Net Assets Beginning of Period	687,629,588	862,406,271	9,998,839	13,062,267

Net Assets End of Period	$615,613,866	$687,629,588	$8,537,817	$9,998,839

For the years ended	Partner Growth Stock Subaccount		Large Cap Value Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(162,326)	$(263,762)	$113,630	$101,585
Net realized gains (loss) on investments	2,993,975	2,675,122	10,971,181	7,775,515
Change in net unrealized appreciation (depreciation) on investments	(636,254)	876,911	(6,942,538)	9,843,100

Net Change in Net Assets from Operations	2,195,395	3,288,271	4,142,273	17,720,200

Unit Transactions:
Proceeds from units issued	678,911	809,069	2,833,421	3,109,714
Death benefits	5,685	(28,156)	128,017	(654,282)
Surrenders and terminations	(3,252,192)	(4,102,710)	(12,146,336)	(11,848,872)
Administrative charges	(1,387)	(1,845)	(4,781)	(6,398)
Annuity benefit payments	(35,916)	(31,351)	(190,459)	(123,448)
Adjustments to annuity reserves	1,327	(1,233)	21,321	(18,562)
Transfers between subaccounts	(1,714,872)	(4,993,192)	(11,381,286)	(11,487,976)

Net Change in Net Assets from Unit Transactions	(4,318,444)	(8,349,418)	(20,740,103)	(21,029,824)

Net Change in Net Assets	(2,123,049)	(5,061,147)	(16,597,830)	(3,309,624)

Net Assets Beginning of Period	28,230,604	33,291,751	109,812,747	113,122,371

Net Assets End of Period	$26,107,555	$28,230,604	$93,214,917	$109,812,747

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended	Large Cap Stock Subaccount		Large Cap Index Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$16,532	$(162,478)	$228,290	$260,469
Net realized gains (loss) on investments	3,605,094	2,968,220	3,960,565	2,459,633
Change in net unrealized appreciation (depreciation) on investments	(408,175)	2,726,769	(2,459,893)	2,951,800

Net Change in Net Assets from Operations	3,213,451	5,532,511	1,728,962	5,671,902

Unit Transactions:
Proceeds from units issued	1,196,251	1,462,740	1,013,918	1,119,417
Death benefits	11,757	(460,614)	20,677	(211,096)
Surrenders and terminations	(5,133,641)	(5,752,048)	(5,135,252)	(5,344,296)
Administrative charges	(1,718)	(2,155)	(1,461)	(1,762)
Annuity benefit payments	(66,516)	(51,553)	(44,366)	(35,086)
Adjustments to annuity reserves	1,114	291	(33)	412
Transfers between subaccounts	(6,878,192)	(8,477,541)	(2,999,713)	(6,911,110)

Net Change in Net Assets from Unit Transactions	(10,870,945)	(13,280,880)	(7,146,230)	(11,383,521)

Net Change in Net Assets	(7,657,494)	(7,748,369)	(5,417,268)	(5,711,619)

Net Assets Beginning of Period	52,967,780	60,716,149	41,949,413	47,661,032

Net Assets End of Period	$45,310,286	$52,967,780	$36,532,145	$41,949,413

For the years ended	Real Estate Securities Subaccount		Balanced Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$132,444	$171,773	$436,446	$521,813
Net realized gains (loss) on investments	7,239,801	5,442,172	1,156,794	1,103,855
Change in net unrealized appreciation (depreciation) on investments	(14,469,977)	7,877,872	(592,047)	961,007

Net Change in Net Assets from Operations	(7,097,732)	13,491,817	1,001,193	2,586,675

Unit Transactions:
Proceeds from units issued	1,202,429	1,658,419	525,302	905,194
Death benefits	(233,777)	(377,528)	5,708	(168,789)
Surrenders and terminations	(4,789,632)	(5,606,264)	(3,071,071)	(3,326,086)
Administrative charges	(1,840)	(2,189)	(854)	(1,321)
Annuity benefit payments	(68,050)	(56,635)	(35,787)	(57,017)
Adjustments to annuity reserves	(3,409)	5,404	222	(471)
Transfers between subaccounts	(10,505,434)	(4,411,995)	(2,209,783)	(5,774,856)

Net Change in Net Assets from Unit Transactions	(14,399,713)	(8,790,788)	(4,786,263)	(8,423,346)

Net Change in Net Assets	(21,497,445)	4,701,029	(3,785,070)	(5,836,671)

Net Assets Beginning of Period	50,337,468	45,636,439	24,988,956	30,825,627

Net Assets End of Period	$28,840,023	$50,337,468	$21,203,886	$24,988,956

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended	High Yield Subaccount		Diversified Income Plus Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$16,296,963	$19,834,221	$195,716	$214,857
Net realized gains (loss) on investments	(30,859,429)	(45,109,189)	164,269	73,341
Change in net unrealized appreciation (depreciation) on investments	19,019,517	49,791,031	(898,075)	1,030,008

Net Change in Net Assets from Operations	4,457,051	24,516,063	(538,090)	1,318,206

Unit Transactions:
Proceeds from units issued	7,002,034	8,214,568	1,767,850	1,040,331
Death benefits	(137,298)	(3,687,515)	(579)	(139,139)
Surrenders and terminations	(30,790,776)	(35,358,496)	(2,546,535)	(1,105,483)
Administrative charges	(24,478)	(32,870)	(301)	(375)
Annuity benefit payments	(907,159)	(912,602)	(38,387)	(15,603)
Adjustments to annuity reserves	(93,923)	109,649	11,098	(11,891)
Transfers between subaccounts	(37,248,168)	(50,441,694)	6,288,732	4,921,843

Net Change in Net Assets from Unit Transactions	(62,199,768)	(82,108,960)	5,481,878	4,689,683

Net Change in Net Assets	(57,742,717)	(57,592,897)	4,943,788	6,007,889

Net Assets Beginning of Period	264,626,224	322,219,121	15,198,971	9,191,082

Net Assets End of Period	$206,883,507	$264,626,224	$20,142,759	$15,198,971

For the years ended	Income Subaccount		Bond Index Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$10,091,560	$12,222,701	$688,941	$789,813
Net realized gains (loss) on investments	(20,036)	1,513,141	(134,313)	(228,088)
Change in net unrealized appreciation (depreciation) on investments	(3,777,800)	(2,300,751)	248,945	3,467

Net Change in Net Assets from Operations	6,293,724	11,435,091	803,573	565,192

Unit Transactions:
Proceeds from units issued	6,274,096	7,632,850	516,041	711,471
Death benefits	(76,240)	(5,214,083)	16,654	(145,451)
Surrenders and terminations	(33,165,613)	(37,646,807)	(2,239,677)	(2,714,319)
Administrative charges	(20,535)	(28,324)	(786)	(1,072)
Annuity benefit payments	(958,066)	(994,488)	(25,920)	(44,600)
Adjustments to annuity reserves	(27,452)	110,550	137	275
Transfers between subaccounts	(28,177,591)	(49,238,151)	(1,227,053)	(3,376,730)

Net Change in Net Assets from Unit Transactions	(56,151,401)	(85,378,453)	(2,960,604)	(5,570,426)

Net Change in Net Assets	(49,857,677)	(73,943,362)	(2,157,031)	(5,005,234)

Net Assets Beginning of Period	269,339,332	343,282,694	19,825,040	24,830,274

Net Assets End of Period	$219,481,655	$269,339,332	$17,668,009	$19,825,040

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets, continued

For the years ended	Limited Maturity Bond Subaccount		Mortgage Securities Subaccount
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$1,995,949	$2,225,940	$241,835	$310,961
Net realized gains (loss) on investments	(182,899)	(282,937)	(51,169)	(87,932)
Change in net unrealized appreciation (depreciation) on investments	(251,606)	248,000	43,989	35,955

Net Change in Net Assets from Operations	1,561,444	2,191,003	234,655	258,984

Unit Transactions:
Proceeds from units issued	1,669,258	1,999,522	139,516	231,866
Death benefits	(6,134)	(639,520)	(2,172)	(100,559)
Surrenders and terminations	(7,214,777)	(8,368,142)	(901,177)	(835,884)
Administrative charges	(2,790)	(4,172)	(142)	(284)
Annuity benefit payments	(98,786)	(129,827)	(6,832)	(7,265)
Adjustments to annuity reserves	5,222	(1,575)	178	132
Transfers between subaccounts	(5,555,840)	(9,759,886)	(1,010,452)	(1,881,536)

Net Change in Net Assets from Unit Transactions	(11,203,847)	(16,903,600)	(1,781,081)	(2,593,530)

Net Change in Net Assets	(9,642,403)	(14,712,597)	(1,546,426)	(2,334,546)

Net Assets Beginning of Period	60,087,071	74,799,668	7,100,326	9,434,872

Net Assets End of Period	$50,444,668	$60,087,071	$5,553,900	$7,100,326

For the years ended	Money Market Subaccount
	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$3,058,104	$2,392,863
Net realized gains (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net Change in Net Assets from Operations	3,058,104	2,392,863

Unit Transactions:
Proceeds from units issued	11,671,092	9,349,600
Death benefits	(14,856)	(1,063,174)
Surrenders and terminations	(26,251,407)	(16,210,632)
Administrative charges	(6,171)	(7,032)
Annuity benefit payments	(166,939)	(135,754)
Adjustments to annuity reserves	8,373	(4,157)
Transfers between subaccounts	24,530,104	16,945,448

Net Change in Net Assets from Unit Transactions	9,770,196	8,874,299

Net Change in Net Assets	12,828,300	11,267,162

Net Assets Beginning of Period	71,514,426	60,247,264

Net Assets End of Period	$84,342,726	$71,514,426

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements

December 31, 2007

(1) Organization

The Thrivent Variable Annuity Account B (the Variable Account), is registered as a unit investment trust under the Investment Companies Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 31 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation (b)	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation (b)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation (b)	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation (b)	Thrivent Series Fund, Inc. —Moderately Conservative Allocation Portfolio
Technology (f)	Thrivent Series Fund, Inc. — Technology Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value (e)	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock (f)	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index (f)	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio (d)
Mid Cap Growth II	Thrivent Series Fund, Inc. — Mid Cap Growth II Portfolio
Partner Mid Cap Value (b)	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock (f)	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index (f)	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner International Stock	Thrivent Series Fund, Inc. — Partner International Stock Portfolio (c)
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Growth II	Thrivent Series Fund, Inc. — Large Cap Growth II Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock (f)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index (f)	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Real Estate Securities (e)	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Balanced (f)	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (a, f)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index (f)	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities (e)	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Formerly known as High Yield II, name change effective June 30, 2006
(b)	Since inception, April 29, 2005
(c)	Aid Association for Lutherans (AAL) Series Fund, Inc. — International Portfolio merged into the Thrivent Series Fund, Inc.— Partner International Stock Portfolio as of April 30, 2004.
(d)	Lutheran Brotherhood (LB) Series Fund, Inc. — Opportunity Growth Portfolio merged into the Thrivent Series Fund, Inc.— Mid Cap Growth Portfolio as of April 30, 2004.
(e)	Since inception, April 30, 2003
(f)	Since inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies.

The Variable Account is used to fund only flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(1) Organization, continued

identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) Significant Accounting Policies

Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Annuity Reserves

Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 1983 Table A mortality table and the 2000 IAM mortality table. The assumed interest is 3.5%. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Death Claims

Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits. Prior to October 2005, amounts payable for death benefits were transferred to the general account upon election of the first beneficiary, pending instructions from the other beneficiaries for disbursement.

Other

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) Expense Charges

Proceeds received by the Variable Account for units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

A surrender charge is deducted by Thrivent Financial if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(3) Expense Charges, continued

by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract’s accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate Thrivent Financial for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts for which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity payment period.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.1% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.

Additionally, during the year ended December 31, 2007, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner International Stock	0.85%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Real Estate Securities	0.80%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(4) Unit Activity

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Technology	Partner Small Cap Growth
Units Outstanding at December 31, 2005	1,248,862	3,666,481	5,223,095	2,086,314	439,660	1,107,544
Units Issued	4,304,604	12,724,232	15,974,874	5,723,172	233,599	356,985
Units Redeemed	(752,074)	(1,866,011)	(2,480,401)	(1,184,843)	(330,772)	(572,040)

Units Outstanding at December 31, 2006	4,801,392	14,524,702	18,717,568	6,624,643	342,487	892,489
Units Issued	2,186,229	9,310,995	12,967,782	6,499,782	209,686	215,443
Units Redeemed	(1,341,340)	(3,665,208)	(4,535,488)	(2,529,238)	(253,785)	(389,665)

Units Outstanding at December 31, 2007	5,646,281	20,170,489	27,149,862	10,595,187	298,388	718,267

	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth	Mid Cap Growth II	Partner Mid Cap Value
Units Outstanding at December 31, 2005	877,831	1,562,137	1,827,543	19,923,999	1,084,177	131,226
Units Issued	397,390	961,717	569,251	1,694,436	127,754	192,672
Units Redeemed	(520,842)	(955,521)	(1,000,735)	(6,819,998)	(452,136)	(118,268)

Units Outstanding at December 31, 2006	754,379	1,568,333	1,396,059	14,798,437	759,795	205,630
Units Issued	281,397	498,925	481,268	1,245,957	96,567	239,182
Units Redeemed	(429,505)	(768,760)	(742,121)	(4,527,856)	(268,960)	(178,004)

Units Outstanding at December 31, 2007	606,271	1,298,498	1,135,206	11,516,538	587,402	266,808

	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth	Large Cap Growth II
Units Outstanding at December 31, 2005	1,462,276	1,792,216	18,158,130	2,557,962	16,276,264	1,277,490
Units Issued	1,241,922	466,823	3,725,944	758,691	2,046,796	224,674
Units Redeemed	(1,031,952)	(926,708)	(7,443,205)	(1,049,223)	(6,053,081)	(579,014)

Units Outstanding at December 31, 2006	1,672,246	1,332,331	14,440,869	2,267,430	12,269,979	923,150
Units Issued	657,635	483,411	2,715,344	702,855	1,647,092	114,516
Units Redeemed	(856,998)	(718,591)	(5,504,945)	(897,002)	(4,412,227)	(357,997)

Units Outstanding at December 31, 2007	1,472,883	1,097,151	11,651,268	2,073,283	9,504,844	679,669

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities	Balanced
Units Outstanding at December 31, 2005	2,885,514	9,642,540	5,527,867	4,005,231	2,330,908	2,594,448
Units Issued	762,785	2,852,880	1,990,442	1,165,180	912,763	637,225
Units Redeemed	(1,468,315)	(4,555,767)	(3,175,561)	(2,087,903)	(1,305,714)	(1,338,949)

Units Outstanding at December 31, 2006	2,179,984	7,939,653	4,342,748	3,082,508	1,937,957	1,892,724
Units Issued	664,076	2,054,387	1,313,435	1,191,699	565,332	518,672
Units Redeemed	(982,597)	(3,507,507)	(2,177,626)	(1,698,356)	(1,166,375)	(876,366)

Units Outstanding at December 31, 2007	1,861,463	6,486,533	3,478,557	2,575,851	1,336,914	1,535,030

	High Yield	Diversified Income Plus	Income	Bond Index	Limited Maturity Bond	Mortgage Securities
Units Outstanding at December 31, 2005	11,178,174	674,099	11,239,209	2,147,680	6,763,155	891,445
Units Issued	1,394,483	745,647	1,687,212	789,974	1,983,594	449,921
Units Redeemed	(4,186,697)	(431,182)	(4,494,485)	(1,269,908)	(3,504,711)	(696,219)

Units Outstanding at December 31, 2006	8,385,960	988,564	8,431,936	1,667,746	5,242,038	645,147
Units Issued	984,510	1,050,767	1,436,780	761,492	1,664,669	222,036
Units Redeemed	(2,930,316)	(709,577)	(3,184,706)	(1,006,475)	(2,643,662)	(382,702)

Units Outstanding at December 31, 2007	6,440,154	1,329,754	6,684,010	1,422,763	4,263,045	484,481

	Money Market
Units Outstanding at December 31, 2005	32,090,565
Units Issued	36,535,609
Units Redeemed	(31,941,850)

Units Outstanding at December 31, 2006	36,684,324
Units Issued	42,429,982
Units Redeemed	(37,472,830)

Units Outstanding at December 31, 2007	41,641,476

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(5) Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2007 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$16,776,391	$5,912,034
Moderately Aggressive Allocation	80,732,349	6,314,692
Moderate Allocation	114,460,203	6,083,958
Moderately Conservative Allocation	55,605,661	6,607,047
Technology	1,148,077	1,567,895
Partner Small Cap Growth	1,396,815	3,273,037
Partner Small Cap Value	2,109,171	4,787,395
Small Cap Stock	2,278,090	5,488,346
Small Cap Index	3,700,182	5,812,002
Mid Cap Growth	13,099,450	72,447,661
Mid Cap Growth II	1,746,914	2,559,057
Partner Mid Cap Value	2,156,511	1,306,293
Mid Cap Stock	4,033,180	5,592,399
Mid Cap Index	3,246,118	5,881,256
Partner International Stock	12,710,645	58,253,583
Partner All Cap	4,952,677	4,748,787
Large Cap Growth	9,446,791	175,365,043
Large Cap Growth II	725,789	2,991,356
Partner Growth Stock	2,972,045	6,086,012
Large Cap Value	7,154,673	23,345,512
Large Cap Stock	2,587,639	12,598,008
Large Cap Index	4,001,726	9,284,277
Real Estate Securities	4,815,729	16,285,159
Balanced	2,148,415	6,498,454
High Yield	20,302,184	66,111,066
Diversified Income Plus	9,639,028	3,972,532
Income	14,710,643	60,743,032
Bond Index	3,028,065	5,299,864
Limited Maturity Bond	4,136,380	13,349,501
Mortgage Securities	587,803	2,127,227
Money Market	42,362,160	29,542,233

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2007, except as indicated in Note 1, follows:

Subaccount	2007	2006	2005	2004	2003
Aggressive Allocation
Units	5,640,278	4,801,392	1,248,862
Unit value	$13.82	$12.78	$11.36
Death claim units	6,003	—	—
Death claim unit value	$12.91	$11.92	$10.58
Net assets	$79,334,958	$62,944,899	$15,608,923
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.59%	0.00%	0.10%
Total return (c)	8.12 - 8.29%	12.50 - 12.67%	13.49%

Moderately Aggressive Allocation
Units	20,167,809	14,524,702	3,666,481
Unit value	$13.27	$12.45	$11.13
Death claim units	2,680	—	—
Death claim unit value	$12.57	$11.77	$10.51
Net assets	$270,796,619	$183,020,053	$41,930,245
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.83%	0.00%	0.51%
Total return (c)	6.56 - 6.72%	11.9 - 12.04%	11.18%

Moderate Allocation
Units	27,145,769	18,717,568	5,223,095
Unit value	$12.71	$12.04	$10.92
Death claim units	4,093	—	—
Death claim unit value	$12.20	$11.53	$10.44
Net assets	$350,477,316	$229,266,864	$57,997,440
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	1.19%	0.00%	0.88%
Total return (c)	5.60 - 5.76%	10.25 - 10.48%	9.05%

Moderately Conservative Allocation
Units	10,588,933	6,624,643	2,084,576
Unit value	$12.06	$11.55	$10.66
Death claim units	6,254	—	1,738
Death claim unit value	$11.70	$11.19	$10.31
Net assets	$129,567,204	$77,649,948	$22,524,992
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	1.57%	0.00%	1.41%
Total return (c)	4.46 - 4.61%	8.31 - 8.5%	6.49%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Technology
Units	298,388	342,487	439,660	448,960	347,719
Unit value	$12.96	$11.80	$11.55	$11.26	$10.86
Deathclaim units	—	—	—
Deathclaim unit value	$11.86	$10.78	$10.54
Net assets	$3,960,525	$4,116,507	$5,136,228	$5,101,014	$3,789,150
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.00%	0.32%	0.00%	0.00%
Total return (c)	9.85 - 10.02%	2.13 - 2.25%	2.59%	3.70%	49.71%

Partner Small Cap Growth
Units	718,267	892,400	1,107,544	1,357,725	1,462,149
Unit value	$14.64	$13.64	$12.25	$11.92	$10.82
Deathclaim units	—	89	—
Deathclaim unit value	$12.56	$11.68	$10.48
Net assets	$10,765,924	$12,319,952	$13,676,628	$16,287,592	$15,910,167
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	7.33 - 7.49%	11.38 - 11.5%	2.83%	10.10%	42.26%

Partner Small Cap Value
Units	605,547	754,291	877,831	759,331	211,508
Unit value	$20.73	$21.18	$17.62	$16.99	$14.05
Deathclaim units	724	88	—
Deathclaim unit value	$12.19	$12.44	$10.33
Net assets	$12,854,504	$16,407,962	$15,785,620	$13,028,421	$2,988,577
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.35%	0.21%	0.25%	0.00%	0.09%
Total return (c)	(2.12) - (1.97)%	20.19 - 20.38%	3.73%	20.92%	40.51%

Small Cap Stock
Units	1,290,637	1,568,243	1,562,137	1,076,065	630,167
Unit value	$16.12	$15.36	$13.77	$12.79	$10.69
Deathclaim units	7,861	90	—
Deathclaim unit value	$12.36	$11.76	$10.52
Net assets	$21,142,515	$24,258,849	$21,576,459	$13,792,280	$6,741,194
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.29%	0.11%	0.03%	0.00%	0.01%
Total return (c)	4.97 - 5.13%	11.53 - 11.77%	7.62%	19.61%	38.66%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Small Cap Index
Units	1,133,988	1,395,082	1,827,454	1,828,948	1,380,116
Unit value	$15.05	$15.30	$13.48	$12.70	$10.52
Deathclaim units	1,218	977	89
Deathclaim unit value	$11.58	$11.75	$10.34
Net assets	$17,372,036	$21,642,603	$24,892,320	$23,386,933	$14,607,653
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.63%	0.75%	0.66%	0.34%	0.29%
Total return (c)	(1.60) - (1.45)%	13.49 - 13.66%	6.15%	20.76%	36.65%

Mid Cap Growth
Units	11,503,724	14,792,820	19,920,632	24,875,787	18,406,117
Unit value	$22.10	$18.63	$17.34	$15.76	$14.31
Deathclaim units	12,814	5,617	3,367
Deathclaim unit value	$13.51	$11.37	$10.57
Net assets	$259,718,889	$280,925,115	$350,851,657	$396,867,534	$266,131,882
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.42%	0.11%	0.00%	0.00%	0.00%
Total return (c)	18.60 - 18.78%	7.46 - 7.61%	10.05%	10.14%	34.44%

Mid Cap Growth II
Units	587,402	759,795	1,084,177	1,352,327	1,562,096
Unit value	$12.92	$10.90	$10.15	$9.23	$8.01
Deathclaim units	—	—	—
Deathclaim unit value	$13.49	$11.37	$10.57
Net assets	$7,713,275	$8,388,555	$11,082,811	$12,513,731	$12,576,250
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.47%	0.19%	0.00%	0.00%	0.00%
Total return (c)	18.48 - 18.66%	7.42 - 7.59%	10.01%	15.13%	35.84%

Partner Mid Cap Value
Units	266,808	205,630	131,226
Unit value	$13.38	$13.12	$11.46
Deathclaim units	—	—	—
Deathclaim unit value	$12.29	$12.03	$10.49
Net assets	$3,608,280	$2,732,135	$1,506,963
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%
Investment income ratio (b)	0.00%	1.05%	0.64%
Total return (c)	2.02 - 2.17%	14.45 - 14.67%	14.47%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Mid Cap Stock
Units	1,464,623	1,672,108	1,462,130	603,101	350,496
Unit value	$16.54	$15.82	$14.11	$12.25	$10.57
Deathclaim units	8,260	138	146
Deathclaim unit value	$12.47	$11.92	$10.61
Net assets	$24,714,720	$26,845,561	$20,845,018	$7,417,402	$3,720,019
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.84%	0.34%	0.13%	0.00%	0.30%
Total return (c)	4.54 - 4.69%	12.14 - 12.3%	15.11%	15.95%	30.83%

Mid Cap Index
Units	1,095,962	1,331,329	1,792,216	1,701,636	1,242,526
Unit value	$15.69	$14.74	$13.57	$12.22	$10.67
Deathclaim units	1,189	1,002	—
Deathclaim unit value	$12.30	$11.54	$10.61
Net assets	$17,538,979	$19,938,244	$24,597,188	$20,957,278	$13,338,933
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.97%	1.04%	0.51%	0.00%	0.85%
Total return (c)	6.44 - 6.60%	8.64 - 8.77%	11.12%	14.49%	33.33%

Partner International Stock
Units	11,638,102	14,433,801	18,157,750	19,151,662	19,339,439
Unit value	$19.77	$18.08	$15.04	$13.37	$11.69
Deathclaim units	13,166	7,068	380
Deathclaim unit value	$14.43	$13.18	$10.95
Net assets	$234,425,290	$265,038,475	$276,569,452	$258,870,860	$228,410,835
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	1.35%	1.49%	1.14%	1.36%	1.50%
Total return (c)	9.35 - 9.52%	20.2 - 20.34%	12.47%	14.38%	29.83%

Partner All Cap
Units	2,073,027	2,267,430	2,557,962	2,580,719	2,901,149
Unit value	$13.73	$11.53	$10.10	$8.63	$7.67
Deathclaim units	256	—	—
Deathclaim unit value	$14.61	$12.25	$10.71
Net assets	$28,899,991	$26,473,680	$26,080,169	$22,420,400	$22,424,080
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.45%	0.45%	0.50%	0.08%	0.15%
Total return (c)	19.04 - 19.22%	14.16 - 14.39%	17.04%	12.39%	22.17%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Large Cap Growth
Units	9,471,449	12,248,379	16,269,368	19,880,712	22,486,902
Unit value	$63.31	$54.83	$51.94	$49.07	$46.08
Deathclaim units	33,395	21,600	6,896
Deathclaim unit value	$12.78	$11.05	$10.45
Net assets	$615,613,866	$687,629,588	$862,406,271	$993,078,624	$1,053,123,017
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	1.03%	0.54%	0.84%	0.52%	0.54%
Total return (c)	15.46 - 15.64%	5.56 - 5.76%	5.84%	6.50%	29.06%

Large Cap Growth II
Units	679,669	923,150	1,277,490	1,563,487	1,782,132
Unit value	$12.19	$10.58	$10.02	$9.46	$8.89
Deathclaim units	—	—	—
Deathclaim unit value	$12.76	$11.06	$10.46
Net assets	$8,537,817	$9,998,839	$13,062,267	$15,042,500	$15,907,291
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.63%	0.62%	0.91%	0.00%	0.08%
Total return (c)	15.19 - 15.36%	5.59 - 5.74%	5.91%	6.38%	21.41%

Partner Growth Stock
Units	1,861,093	2,179,984	2,885,514	3,079,133	2,887,064
Unit value	$13.83	$12.80	$11.43	$10.87	$10.00
Deathclaim units	370	—	—
Deathclaim unit value	$12.78	$11.81	$10.53
Net assets	$26,107,555	$28,230,604	$33,291,751	$33,670,949	$29,034,003
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	0.52%	0.21%	0.51%	0.00%	0.00%
Total return (c)	8.07 - 8.23%	11.96 - 12.12%	5.17%	8.74%	29.61%

Large Cap Value
Units	6,475,784	7,939,235	9,641,269	9,211,758	8,083,860
Unit value	$14.12	$13.64	$11.61	$10.97	$9.72
Deathclaim units	10,749	418	1,271
Deathclaim unit value	$12.81	$12.35	$10.50
Net assets	$93,214,917	$109,812,747	$113,122,371	$101,825,393	$79,125,860
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	1.22%	1.19%	1.09%	0.00%	1.12%
Total return (c)	3.54 - 3.69%	17.47 - 17.66%	5.85%	12.88%	25.69%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Large Cap Stock
Units	3,477,116	4,342,304	5,527,867	4,408,996	2,708,647
Unit value	$12.83	$12.06	$10.89	$10.46	$9.74
Deathclaim units	1,441	444	—
Deathclaim unit value	$12.28	$11.53	$10.40
Net assets	$45,310,286	$52,967,780	$60,716,149	$46,382,647	$26,622,428
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 -1.10%	1.10%	1.10%
Investment income ratio (b)	1.14%	0.81%	0.82%	0.00%	0.84%
Total return (c)	6.39 - 6.55%	10.73 - 10.85%	4.16%	7.30%	20.03%

Large Cap Index
Units	2,573,893	3,082,119	4,005,231	3,792,220	2,463,326
Unit value	$13.99	$13.45	$11.79	$11.38	$10.41
Deathclaim units	1,958	389	—
Deathclaim unit value	$12.41	$11.91	$10.42
Net assets	$36,532,145	$41,949,413	$47,661,032	$43,456,684	$25,843,186
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 -1.10%	1.10%	1.10%
Investment income ratio (b)	1.67%	1.70%	1.50%	0.97%	0.96%
Total return (c)	4.01 - 4.17%	14.12 - 14.32%	3.61%	9.34%	26.61%

Real Estate Securities
Units	1,333,729	1,920,023	2,330,908	2,005,881	813,370
Unit value	$21.11	$25.66	$19.33	$17.26	$12.91
Deathclaim units	3,185	17,934	—
Deathclaim unit value	$11.60	$14.08	$10.59
Net assets	$28,840,023	$50,337,468	$45,636,439	$34,978,023	$10,628,257
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 -1.10%	1.10%	1.10%
Investment income ratio (b)	1.42%	1.46%	1.32%	0.00%	4.00%
Total return (c)	(17.72) - (17.60)%	32.73 - 32.98%	12.02%	33.70%	29.07%

Balanced
Units	1,534,043	1,892,510	2,594,448	2,550,541	1,889,847
Unit value	$13.55	$12.99	$11.79	$11.47	$10.73
Deathclaim units	987	214	—
Deathclaim unit value	$11.87	$11.37	$10.30
Net assets	$21,203,886	$24,988,956	$30,825,627	$29,460,663	$20,456,654
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 -1.10%	1.10%	1.10%
Investment income ratio (b)	3.03%	3.00%	2.51%	1.97%	2.33%
Total return (c)	4.31 - 4.47%	10.19 - 10.36%	2.78%	6.90%	15.89%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
High Yield
Units	6,421,204	8,370,455	11,171,281	13,872,317	15,572,891
Unit value	$31.16	$30.66	$28.11	$27.32	$25.08
Deathclaim units	18,950	15,505	6,893
Deathclaim unit value	$11.29	$11.09	$10.15
Net assets	$206,883,507	$264,626,224	$322,219,121	$387,232,664	$398,019,612
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	8.07%	7.97%	8.07%	8.15%	9.03%
Total return (c)	1.62 - 1.77%	9.09 - 9.3%	2.89%	8.94%	26.60%

Diversified Income Plus
Units	1,329,754	988,564	674,099	832,491	745,642
Unit value	$14.83	$15.14	$13.40	$13.08	$12.25
Deathclaim units	—	—	—
Deathclaim unit value	$11.26	$11.48	$10.14
Net assets	$20,142,759	$15,198,971	$9,191,082	$11,051,254	$9,256,990
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	2.03%	3.30%	7.50%	6.90%	7.74%
Total return (c)	(2.07) - (1.92)%	12.98 - 13.17%	2.47%	6.83%	24.04%

Income
Units	6,663,658	8,412,493	11,226,596	13,903,056	16,802,315
Unit value	$31.93	$31.10	$29.83	$29.48	$28.46
Deathclaim units	20,352	19,443	12,613
Deathclaim unit value	$10.81	$10.51	$10.07
Net assets	$219,481,655	$269,339,332	$343,282,694	$418,564,640	$487,041,577
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	5.30%	5.19%	4.70%	4.37%	4.47%
Total return (c)	2.65 - 2.81%	4.26 - 4.4%	1.18%	3.59%	7.33%

Bond Index
Units	1,420,631	1,667,490	2,147,680	2,355,756	2,262,305
Unit value	$12.26	$11.73	$11.40	$11.28	$10.98
Deathclaim units	2,132	256	—
Deathclaim unit value	$10.85	$10.37	$10.06
Net assets	$17,668,009	$19,825,040	$24,830,274	$26,901,608	$25,133,253
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	4.88%	4.72%	4.25%	4.11%	4.28%
Total return (c)	4.52 - 4.68%	2.88 - 3.04%	1.05%	2.77%	2.45%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Limited Maturity Bond
Units	4,260,849	5,239,739	6,762,295	7,618,978	7,456,131
Unit value	$11.60	$11.28	$10.91	$10.82	$10.74
Deathclaim units	2,196	2,299	860
Deathclaim unit value	$10.70	$10.39	$10.03
Net assets	$50,444,668	$60,087,071	$74,799,668	$83,209,890	$80,806,938
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	4.75%	4.44%	3.68%	2.85%	2.87%
Total return (c)	2.86 -3.02%	3.41 -3.59%	0.83%	0.78%	3.33%

Mortgage Securities
Units	484,456	644,931	891,445	799,872	495,417
Unit value	$11.30	$10.86	$10.49	$10.40	$10.11
Deathclaim units	25	216	—
Deathclaim unit value	$10.84	$10.41	$10.04
Net assets	$5,553,900	$7,100,326	$9,434,872	$8,391,017	$5,041,567
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	4.99%	4.98%	4.40%	4.01%	2.09%
Total return (c)	3.96 - 4.12%	3.57 - 3.69%	0.87%	2.88%	1.10%

Money Market
Units	41,625,448	36,659,277	32,088,893	39,871,323	58,095,555
Unit value	$1.98	$1.91	$1.84	$1.81	$1.81
Deathclaim units	16,028	25,047	1,672
Deathclaim unit value	$1.09	$1.04	$1.01
Net assets	$84,342,726	$71,514,426	$60,247,264	$73,233,007	$106,369,298
Ratio of expenses to net assets (a)	0.95 - 1.10%	0.95 - 1.10%	0.95 - 1.10%	1.10%	1.10%
Investment income ratio (b)	5.05%	4.74%	2.80%	0.94%	0.86%
Total return (c)	4.02 - 4.18%	3.33 - 3.54%	1.73%	(0.13)%	(0.27)%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period. The total return is calculated using accumulation unit values.

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:

Part A:	None.

Part B:	Financial Statements of Depositor. (4)

Financial Statements of Thrivent Variable Annuity Account B. (4)

(b)	Exhibits:

1.	Resolution of the Board of Directors of Lutheran Brotherhood authorizing the establishment of Thrivent Variable Annuity Account B (“Registrant”). (1)

2.	Not Applicable.

3.	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc. (3)

4.	Form of Contract. (1)

5.	Contract Application Form. (1)

6.	Articles of Incorporation and Bylaws of Depositor. (2)

7.	Not Applicable.

8.	Participation Agreement between the Depositior and the Fund as of December 15, 2003. (2)

9.	Opinion of counsel as to the legality of the securities being registered (including written consent). (4)

10.	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP. (4)

11.	Not Applicable.

12.	Not Applicable.

13.	Powers of Attorney for: (4)

Dr. Addie J. Butler	John P. McDaniel	Dr. Kurt M. Senske

James M. Hushagen	Paul W. Middeke	Dr. Albert K. Siu

F. Mark Kuhlmann	Frank H. Moeller	Allan R. Spies

Richard C. Lundell	Alice M. Richter	Adrian M. Tocklin

James H. Scott

(1)	Incorporated by reference from Post-Effective Amendment No. 8 to the registration statement of Thrivent Variable Annuity Account I, file no. 33-67012, Accession No. 0000910240-98-000010, filed on April 30, 1998.

1

(2)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, Accession No. 0001193125-04-064690, filed on April 19, 2004.
(3)	Incorporated by reference from Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account B, Registration Statement No. 333-76154, Accession No. 0001193125-06-084697, filed on April 29, 2006.
(4)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below. Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Bruce J. Nicholson	Chairman of the Board, President, Director, and CEO

Dr. Addie J. Butler	Director
5417 Laurens Street
Philadelphia, Pennsylvania 19144

James M. Hushagen	Director
Eisenhower & Carlson, PLLC
1201 Pacific Avenue, Suite 1200
Tacoma, Washington 98402-4395

F. Mark Kuhlman	Director
SSE Inc.
77 West Port Plaza, Suite 500
St. Louis, Missouri 63146

Richard C. Lundell	Director
7341 Dogwood
Excelsior, Minnesota 55331

John P. McDaniel	Director
MedStar Health
5565 Sterrett Place
Columbia, Maryland 21044

Paul W. Middeke	Director
55 Forest Valley Court
St. Charles, Missouri 63301

Frank H. Moeller	Director
St. David’s Community Health Foundation
811 Marton Springs, Suite 600
Austin, Texas 78704

Alice M. Richter	Director
14810 Blakeney Road
Eden Prarie, MN 55347

2

James H. Scott	Director
2853 Tansey Lane
Chester Springs, Pennsylvania 19425

Dr. Kurt M. Senske	Director
Lutheran Social Services
8305 Cross Park Drive
Austin, Texas 78754-5154

Dr. Albert Siu	Director
Boston Scientific
1 Boston Scientific Place
Mail Stop A6
Natick, Massachusetts 01761-1537

Allan R. Spies	Director
747 Detroit Street
Denver, Colorado 80206

Adrian M. Tocklin	Director
4961 Bacopa Lane, Suite 801
St. Petersburg, Florida 33715

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

Jon M. Stellmacher	Executive Vice President, Chief Administrative Officer
4321 North Ballard Road
Appleton, Wisconsin 54919

James A. Thomsen	Executive Vice President, Field Distribution

David M. Anderson	Senior Vice President, Financial Services Operations
4321 North Ballard Road
Appleton, WI 54919

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Timothy J. Lehman	Senior Vice President, Marketing

Jennifer H. Martin	Senior Vice President, Human Resources

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Nikki L. Sorum	Senior Vice President, Field Marketing

Russell W. Swansen	Senior Vice President, Chief Investment Officer

Marie A. Uhrich	Senior Vice President, Communications

Holly J. Morris	Senior Vice President, Chief Information Officer

3

Katie S. Kloster	Vice President and Rule 38(a)-1 Chief Compliance Officer

Paul B. Zastrow	Vice President and Treasurer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial for Lutherans	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding Company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	General business corporation	Wisconsin

Thrivent Financial Lifelong Resources, Inc.	Engaged in educational-type programs	Minnesota

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance agency	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health insurance agency	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Asset Management LLC (Subsidiary of Thrivent Life Insurance Company)	Limited liability company and investment adviser	Delaware

4

Item 27.	Number of Contract Owners

There were 59,303 qualified contracts and 20,576 non-qualified contracts as of March 31, 2008.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Other Activity. Thrivent Investment Mgt. is the principal underwriter of the Contracts.

(b)	Management. The directors and officers of Thrivent Investment Mgt. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter

James A. Thomsen	Director and President

David M. Anderson	Director and Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

5

Jennifer R. Relien	General Counsel and Secretary

Randall R. Boushek	Director

Nikki L. Sorum	Director and Senior Vice President

Andrea C. Golis	Chief Compliance Officer

Christopher J. Kopka	Vice President

Brian W. Picard	Privacy and Anti-Money Laundering Officer
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Kurt S. Tureson	Vice President, Chief Financial Officer and Treasurer

Thomas C. Schinke	Vice President

Karl D. Anderson	Vice President

Michael J. Fuehrmeyer	Vice President
2665 Megan Way
Neenah, WI 54956

Michael J. Haglin	Vice President
160 Chapel Road, Ste. 201
Manchester, CT 06040-1625

Katie S. Kloster	Vice President IC and IA Chief Compliance Officer

Knut A. Olson	Vice President
4321 North Ballard Road
Appleton, WI 54919

Park G. Jarrett III	Vice President

Timothy P. Schmidt	Vice President
Suite 550
Golden Valley, MN 55416-1078

Eric J. Grinde	Assistant Vice President

David J. Kloster	Assistant Vice President

Jennifer M. Fernjack	Assistant Vice President Compliance Registered Options Principal

Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President Senior Registered Options Principal

Cynthia J. Nigbur	Assistant Secretary

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

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Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-76154, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial for Lutherans.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 22nd day of April, 2008.

THRIVENT VARIABLE ANNUITY ACCOUNT B
(Registrant)

By	THRIVENT FINANCIAL FOR LUTHERANS
(Depositor)

By	/s/ Bruce J. Nicholson
Bruce J. Nicholson, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 22nd day of April, 2008.

THRIVENT FINANCIAL FOR LUTHERANS
(Depositor)

By	/s/ Bruce J. Nicholson
Bruce J. Nicholson, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed on the 22nd day of April, 2008 by the following directors and officers of Depositor in the capacities indicated:

/s/ Bruce J. Nicholson	President and Chief Executive Officer (Principal Executive Officer)
Bruce J. Nicholson

/s/ Randall L. Boushek	Senior Vice President (Chief Financial Officer)
Randall L. Boushek

/s/ Paul B. Zastrow	Vice President and Treasurer (Principal Accounting Officer)
Paul B. Zastrow

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A Majority of the Board of Directors:*

Dr. Addie J. Butler	Paul W. Middeke	Dr. Kurt M. Senske
James M. Hushagen	Frank H. Moeller	Dr. Albert Siu
F. Mark Kuhlman	Alice M. Richter	Allan R. Spies
Richard C. Lundell	James H. Scott	Adrian M. Tocklin
John P. McDaniel

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

/s/ James M. Odland
James M. Odland Attorney-in-Fact

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INDEX TO EXHIBITS

THRIVENT VARIABLE ANNUITY ACCOUNT B

EXHIBIT NO.
EX-99.B.9	Opinion and Consent of Counsel

EX-99.B.10.	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP

EX-99.B.13	Powers of Attorney for

Dr. Addie J. Butler	John P. McDaniel	Dr. Kurt M. Senske

James M. Hushagen	Paul W. Middeke	Dr. Albert Siu

F. Mark Kuhlmann	Frank H. Moeller	Allan R. Spies

Richard C. Lundell	Alice M. Richter	Adrian M. Tocklin

James H. Scott

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